                           [FileNet Corporation logo]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 5, 2005
                              ___________________

     The 2005  Annual  Meeting  of  Stockholders  of  FileNet  Corporation  (the
"Company")  will be held at 9:00  a.m.  Pacific  time,  on May 5,  2005,  at the
Company's headquarters, 3565 Harbor Boulevard, Costa Mesa, California 92626, for
the following purposes:

     1.   To elect five directors for the ensuing year or until the election and qualification of their respective successors;

     2.   To approve an amendment  of the  Company's  Amended and Restated  2002
          Incentive  Award  Plan  which (i)  increases  the  number of shares of
          Common  Stock  available  for  issuance  thereunder  by an  additional
          1,400,000 shares,  from 4,800,000 to 6,200,000 shares;  (ii) increases the number of such  shares  that may be awarded as  Restricted  Stock,
          Restricted Stock Units,  Deferred Stock,  Performance Awards and Stock
          Payments  from  700,000  shares to  1,100,000  shares,  an increase of
          400,000  shares;  (iii) changes the minimum price per share of Options that may be granted to no less than 100% of the Fair Market Value of a share on the date of grant;  and (iv) provides certain minimum vesting periods for Restricted Stock and Restricted Stock Units.

     3.   To  ratify  the   appointment  of  Deloitte  and  Touche  LLP  as  the
          independent  accountants  of the Company for its year ending  December
          31, 2005; and

     4.   To  transact  such other  business  as may  properly  come  before the meeting or any postponement or adjournment thereof.

     Only stockholders of record at the close of business on March 14, 2005, the record  date,  will be  entitled  to notice of, and to vote at, the 2005  Annual
Meeting and any postponement or adjournment thereof.

                                         By Order of the Board of Directors,

                                         /s/  Philip C. Maynard

Costa Mesa, California                   Philip C.Maynard
April 4, 2005                            Secretary

     ALL STOCKHOLDERS  ARE INVITED TO ATTEND THE ANNUAL MEETING.  WHETHER OR NOT
YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE,  DATE, SIGN AND RETURN
THE   ENCLOSED   PROXY  AS   PROMPTLY  AS  POSSIBLE  IN  ORDER  TO  ENSURE  YOUR
REPRESENTATION AT THE ANNUAL MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR
THAT PURPOSE.  YOU MAY INSTEAD VOTE YOUR PROXY  ELECTRONICALLY  OR BY TELEPHONE.
PLEASE REFER TO PAGE 2 OF THE FOLLOWING  PROXY STATEMENT AND THE ENCLOSED VOTING
FORM FOR VOTING INSTRUCTIONS  AND FOR INFORMATION REGARDING REVOKING OR CHANGING
A PROXY.

                           [FileNet Corporation logo]

                              3565 Harbor Boulevard
                          Costa Mesa, California 92626

                    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                   MAY 5, 2005

                               _____________________

                                 PROXY STATEMENT
                               _____________________

     The accompanying  proxy is solicited on behalf of the Board of Directors of
FileNet   Corporation   (the  "Company")  for  use  at  the  Annual  Meeting  of
Stockholders to be held at the Company's  headquarters,  3565 Harbor  Boulevard,
Costa Mesa,  California  92626, on May 5, 2005 at 9:00 a.m. Pacific time, and at any and all adjournments or postponements  thereof (the "Annual  Meeting"),  for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

Voting Rights and Outstanding Shares

     Only  holders  of  record  of the  approximately  40,669,006  shares of the
Company's Common Stock  outstanding at the close of business on the record date,
March 14, 2005,  will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement  thereof.  On each matter to be considered at the Annual Meeting,  each stockholder will be entitled to cast one vote for each share of the Company's  Common Stock held of record by such stockholder on March
14, 2005.

     In order to  constitute  a quorum for the conduct of business at the Annual
Meeting, a majority of the outstanding shares of the Common Stock of the Company entitled to vote at the Annual  Meeting  must be present or  represented  at the
Annual Meeting.  Pursuant to Delaware law,  directors are elected by a plurality vote. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. The five nominees securing the most "in favor" votes are elected.  The other matters submitted for stockholder approval at the Annual
Meeting will be decided by the affirmative  vote of a majority of shares present in person or  represented by proxy at the Annual Meeting and entitled to vote on such matters. Abstentions may be specified on all proposals (except the election of directors),  and will be counted as present for purposes of  determining  the existence of a quorum  regarding  the item on which the  abstention is noted and will also be counted as a vote  against  such item for  purposes of  determining whether stockholder approval of that item has been obtained.

     All votes will be tabulated by an inspector of election  appointed  for the
meeting,   who  will  separately   tabulate   affirmative  and  negative  votes,
abstentions and broker non-votes.

Broker Non-Votes

     Shares  that are not voted by the broker  who is the  record  holder of the shares  because  the  broker  is not  instructed  to  vote  and  does  not  have discretionary authority to vote (i.e., Broker Non-Votes) and shares that are not voted in other  circumstances  in which proxy authority is defective or has been withheld,  will be counted for purposes of  establishing a quorum.  Brokers have
discretionary   authority  to  vote  on  the  election  of  directors   and  the
ratification of accountants,  but do not have discretionary authority to approve amendments to the Company's  Amended and Restated 2002 Incentive Award Plan (the
"Incentive  Plan").  Broker  Non-Votes  and other  non-voted  shares will not be deemed to be entitled to vote for purposes of  determining  whether  stockholder approval of the proposed  amendment to the Incentive  Plan has been obtained and thus will have no effect on the outcome of such matter.

Revocability of Proxies

     Any stockholder has the power to revoke his or her proxy at any time before it is voted.  A proxy may be revoked by a stockholder  of record by delivering a written  notice of revocation  to the Secretary of the Company,  by presenting a later-dated  proxy  executed by the person who executed  the prior proxy,  or by attendance at the Annual Meeting and voting in person by the person who executed the proxy. Attendance at the Annual Meeting will not, by itself, revoke a proxy.
If your shares are held in the name of a broker, bank or other nominee,  you may change your vote by submitting new voting  instructions to your bank,  broker or other  record  holder.  Please  note that if your shares are held of record by a broker,  bank or other nominee,  and you decide to attend and vote at the Annual
Meeting,  your vote in person at the Annual Meeting will not be effective unless you  present a legal  proxy,  issued in your name from the record  holder,  your broker.

     All shares represented by each properly executed,  unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If the manner of voting is not  specified  in an  executed  proxy  received  by the
Company,  the proxy will be voted in favor of all five Director  nominees and in favor of Proposal 2 and 3.

Solicitation

     This proxy  statement is being mailed to the Company's  stockholders  on or about April 4, 2005.  The total cost of this  solicitation  will be borne by the
Company. In addition to use of the mails,  proxies may be solicited by officers, directors and regular  employees of the Company  personally by telephone or oral communication  who will not receive any additional  payment for these  services.
The Company has also  retained  Georgeson  Shareholder  Communications,  Inc. to assist it in solicitation of proxies, and has agreed to pay approximately $9,000 plus  reimbursement  of certain  expenses for such services.  In accordance with
Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting,  and for 10 days prior to the Annual Meeting at FileNet  Corporation,  3565 Harbor  Boulevard,  Costa Mesa,  California 92626
between the hours of 9 a.m. and 4 p.m. local time.

Stockholder Proposals for 2006 Annual Meeting

     It is currently  contemplated  that the  Company's  2006 Annual  Meeting of
Stockholders  will  be  held  on or  about  May 5,  2006.  In the  event  that a stockholder  desires to have a proposal  considered for presentation at the 2006
Annual Meeting of Stockholders, and inclusion in the proxy statement and form of proxy used in connection  with such  meeting,  the proposal must be forwarded in writing to the  Corporate  Secretary  of the  Company so that it is  received no later than December 2, 2005. Any such proposal must comply with the requirements of the Company's Bylaws and Rule 14a-8 promulgated under the Exchange Act.

     If a stockholder,  rather than including a proposal in the Company's  proxy statement as discussed  above,  commences his or her own proxy  solicitation for the 2006 Annual  Meeting of  Stockholders  or seeks to nominate a candidate  for election or propose business for consideration at such meeting, the Company must receive  notice of such proposal no later than February 4, 2006. Any such notice must comply with the requirements of the Company's  Bylaws. If the notice is not received  by such  date,  it will be  considered  untimely  under the  Company's
Bylaws, and the Company will have  discretionary  voting authority under proxies solicited  for the 2006  Annual  Meeting of  Stockholders  with  respect to such proposal, if presented at the meeting.

     Proposals and notices  should be directed to the attention of the Corporate
Secretary,  FileNet Corporation,  3565 Harbor Boulevard,  Costa Mesa, California
92626.

Voting Electronically via the Internet or by Telephone

     If your shares are registered  directly with the Company's  transfer agent,
EquiServe,  you may vote your  shares  either  via the  Internet  or by  calling
EquiServe.  Specific  instructions  for voting via the Internet or telephone are set  forth on the  proxy  card  provided.  The  Internet  and  telephone  voting procedures are designed to authenticate the stockholder's  identity and to allow stockholders to vote their shares and confirm that their  instructions have been properly  recorded.  The Internet and telephone voting  facilities will close at
11:59 p.m.  E.S.T.  on May 4, 2005.  Stockholders  who vote through the Internet should be aware that they may incur costs to access the Internet,  such as usage charges from telephone  companies or Internet service providers,  and that these costs must be borne by the  stockholder.  Stockholders  who vote by  Internet or telephone need not return a proxy card by mail.

     If your shares are registered in the name of a bank or brokerage  firm, you may be  eligible  to vote your  shares  electronically  over the  Internet or by telephone.  A large number of banks and brokerage firms are participating in the
ADP Investor  Communication  Services  online  program.  This  program  provides eligible  stockholders  who receive a paper copy of the Annual  Report and Proxy
Statement the opportunity to vote via the Internet or by telephone. If your bank or  brokerage  firm is  participating  in ADP's  program,  your voting form will provide  instructions.  If your  voting  form  does not  reference  Internet  or telephone information, please complete and return the voting instructions in the self-addressed postage paid envelope provided.

Code of Ethics

     The Company has adopted Values and Standards of Business  Conduct ("Code of
Ethics") that applies to the Company's  officers,  directors and employees.  The
Company's Code of Ethics,  as applied to the Company's Chief Executive  Officer, principal financial officers, principal accounting officer, controller and other senior  financial  officers,  is  intended to comply  with the  requirements  of
Section 406 of the Sarbanes-Oxley Act. The Company's Code of Ethics was filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended
December  31, 2003.  In addition,  a copy of the Code of Ethics will be provided without  charge upon request to the Corporate  Secretary,  FileNet  Corporation,
3565 Harbor  Boulevard,  Costa Mesa,  California  92626.  The Company intends to timely  disclose  any  amendments  to or waivers of  certain  provisions  of the
Company's Code of Ethics  applicable to the Company's Chief  Executive  Officer, principal financial officers, principal accounting officer, controller and other
senior  financial   officers  on  the  Company's  website  at   www.filenet.com.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Company's  stockholders are being asked to elect five directors for the ensuing  year or until  the  election  and  qualification  of  their  respective successors.  Directors are elected at each Annual  Meeting of  Stockholders  and hold office until their  successors  are duly elected and  qualified at the next
Annual  Meeting  of  Stockholders.  Pursuant  to  the  Company's  Bylaws  and  a
resolution  adopted by a majority of the  authorized  number of  directors,  the authorized number of members of the Board of Directors has been set at five.

     Based upon the  recommendation of the Nominating  Committee,  the following persons have been  nominated for  re-election  to the Board of Directors at this
2005 Annual Meeting of Stockholders.

NOMINEES FOR ELECTION AT THIS MEETING

Name, Age, Principal Occupation or Position, and Directorships of Other Publicly                    Year Became
Owned Companies                                                                                       Director

L. George Klaus, 64, Chairman,  President and Chief Executive  Officer of Epicor                        1998
Software  Corporation  (formerly  Platinum Software  Corporation) since February
1996. Mr. Klaus also currently serves as a director of Epicor Software.

Lee D. Roberts, 52, Chairman of the Board of the Company since December 2000 and                        1998
Chief  Executive  Officer since April 1998.  Mr. Roberts served as the Company's
President  from May 1997 to October 2000 and as the  Company's  Chief  Operating
Officer  from May 1997  until  April  1998.  Mr.  Roberts  has also  served as a director  of the  Company  since May 1998.  Prior to joining  the Company in May
1997, Mr.  Roberts was employed by IBM for over 20 years,  serving most recently as General  Manager and Vice  President,  Worldwide  Marketing and Sales for the
Networking  Division of IBM. Mr. Roberts also currently  serves as a director of
Noetix  Software and Message Gate,  Inc.,  both of which are not publicly traded companies.

John C. Savage, 57, Managing Director of Alliant Partners, an investment banking                        1982
firm,  since June 1998.  Since the  acquisition  of Alliant  Partners by Silicon
Valley  Bankshares in September 2001, Mr. Savage has been a Managing Director of
Alliant Partners.  From 1990 to July 1998, Mr. Savage served as Managing Partner of Glenwood  Capital  Partners and Managing  Director of its successor,  Redwood
Partners, LLC, both venture buy-out firms.

Roger S. Siboni,  50,  Chairman of the Board of Epiphany,  Inc. since July 2003.                        1998
Mr.  Siboni  served as  President,  Chief  Executive  Officer  and a director of
Epiphany,  Inc. from August 1998 to July 2003. From October 1996 to August 1998,
Mr. Siboni was Deputy Chairman and Chief Operating  Officer of KPMG Peat Marwick
LLP, a member firm of KPMG International.  From 1993 to October 1996, Mr. Siboni
was Managing Partner of KPMG Peat Marwick LLP,  Information,  Communication  and
Entertainment  practice.  Mr.  Siboni  also  currently  serves as a director  of
Cadence Design Systems, Inc. and Dolby Laboratories.

Theodore J. Smith,  75,  Chairman of the Board of the Company from its inception                        1982
in 1982 to December 2000 and has been a director of the Company since 1982.  Mr.
Smith served as the Chief Executive Officer of the Company from its inception in
1982 to April 1998,  and  President  of the Company  from 1982 to May 1997.  Mr.
Smith is also currently a director of Intershop Communications, A.G.

                                                    4

     Additionally,  William P. Lyons served as a Director of the Company  during
2004.  Mr. Lyons  resigned  his position as a Director of the Company  effective
November 19, 2004, to pursue other business  interests.  Mr. Lyons had served on the  Company's  Board of  Directors  since  August  1992.  Except  as  otherwise indicated,  during the past five years,  each of the  nominees has held the same position with the same entities as listed above.

Required Vote for Approval and Recommendation of the Board of Directors

     Directors  will be elected by an  affirmative  vote of a  plurality  of the shares of voting stock present and entitled to vote,  in person or by proxy,  at the Annual Meeting.  Abstentions as to the election of directors will not affect the election of the candidates receiving the plurality of votes.

     Unless  instructed to the contrary,  the shares  represented by the proxies will be voted "FOR" the election of the five nominees  named above as directors.
Although  it is  anticipated  that  each  nominee  will be able  to  serve  as a director,  should any nominee become  unavailable to serve,  the proxies will be voted for such other  person or persons as may be  designated  by the  Company's
Board  of  Directors.  As of the  date of this  Proxy  Statement,  the  Board of
Directors  is not aware of any nominee who is unable or will decline to serve as a director.

     THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE "FOR" THE  ELECTION OF ALL FIVE
NOMINEES NAMED ABOVE.

Board Compensation and Benefits

     Each  director  who is not an  employee of the  Company is  reimbursed  for actual  expenses  incurred  in  attending  Board  meetings.  In  addition,  each non-employee director received the following  compensation for his Board service during 2004:  (i) an annual  retainer  fee of $24,000;  (ii) a fee of $3,000 for each  Board  meeting  attended;  and  (iii) a fee of $2,000  for each  Committee meeting attended that was not held on the same day as a Board meeting.

     Pursuant  to the Amended  and  Restated  2002  Incentive  Award Plan,  each non-employee director is automatically granted Options covering 10,000 shares on the date of each  annual  meeting of  stockholders,  at which such  director  is re-elected  to the Board.  Each Option has an  exercise  price equal to the fair market  value of the  Company's  Common  Stock on the date of grant and vests in four successive equal annual installments on the anniversary of the Option grant date, subject to the optionee's  continued service on the Board. Each Option has a maximum  term of ten years  measured  from the grant date,  subject to earlier termination following the optionee's cessation of Board service. Accordingly, at the 2004 Annual  Stockholders  Meeting held on May 7, 2004,  current  directors,
Messrs. Klaus, Savage, Siboni and Smith each automatically  received, upon their reelection  to the  Board,  a stock  Option  to  purchase  10,000  shares of the
Company's Common Stock with an exercise price of $27.765 per share.

Meetings of the Board

     The Board of Directors held five meetings and met in two executive sessions of independent  directors  during the year ended December 31, 2004. The Chairman of the  Nominating/Corporate  Governance  Committee  presided over the executive sessions.  All of the Company's  directors  attended or participated in at least
75% of the aggregate number of meetings of the Board of Directors. Each director attended at least 75% of the aggregate number of meetings of those committees of the Board of Directors on which such person served,  which were held during such period.  It is expected that each Board member will attend the Annual Meeting of
Stockholders;  provided, however, that members may attend such annual meeting by telephone or video conference,  if necessary,  to mitigate conflicts.  There was one member of the Board of Directors  present at last year's  Annual  Meeting of
Stockholders.

Communications with the Board of Directors

     The Board  believes  management  speaks  for the  Company.  Inquiries  from institutional  investors,  the media, employees and others should be referred to the Chief Executive  Officer or other appropriate  officers of the Company,  who may forward  such  materials  to members of the Board as they deem  appropriate.
Individual  Board members may, from time to time, meet or otherwise  communicate with  various  constituencies  of the Company,  but the Board  expects that this would be done only with its concurrence or that of management.

Director Independence

     The  Board  has  adopted  the  standards  of the  National  Association  of
Securities  Dealers ("NASD") and reviews all commercial and other  relationships of each director and his family  members in making its  determination  as to the independence  of its directors.  The Board has  determined  that each of Messrs.
Klaus, Savage, Siboni and Smith qualify as independent under the requirements of
NASD.

Committees of the Board of Directors

     The Board of Directors  currently has an Audit  Committee,  a  Compensation
Committee,  a Special  Stock  Option  Committee,  that grants  stock  options to eligible  individuals and non-executive  officers under specified  guidelines in concurrent authority with the Compensation  Committee and a Nominating/Corporate
Governance  Committee.  Committee  assignments are re-evaluated  annually by the
Nominating/Corporate  Governance Committee who makes  recommendations  regarding
Committee assignments for approval by the Board of Directors.

     Audit Committee. The Audit Committee currently consists of three directors,
Messrs. Klaus, Savage, and Siboni, with Mr. Savage serving as the Chairman,  all who have been determined by the Board to be independent (as defined in NASD Rule
4200(a)(15)  and under U.S.  Securities  and  Exchange  Commission  ("SEC") Rule
10A-3).  The Board of Directors has also determined that each of Messrs.  Klaus,
Savage  and  Siboni  qualify  as  audit  committee  financial  experts  and  are financially  sophisticated within the meaning of SEC Regulation S-K, Item 401(h)
and NASD  Rule  4350.  The Audit  Committee  meets at least  quarterly  with the
Company's management and independent accountants. During the year ended December
31,  2004,  the Audit  Committee  held six  meetings  and met in four  executive sessions.

     The Board of Directors of the Company adopted an Audit Committee charter in
December  2000.  The Board of  Directors  amended the charter in July 2003,  and further  amended  the  charter  in April  2004,  a copy of which  appears on the
Company's  website at  www.filenet.com  and is attached as Appendix A. The Audit
Committee's  responsibilities include, but are not limited to, (i) selecting the
Company's  independent public accountants;  (ii) reviewing the scope and results of the audit engagement with the independent  public accountants and management;
(iii)  reviewing  the  adequacy of the  Company's  internal  accounting  control
procedures;   (iv)  reviewing  the   independence  of  the  independent   public
accountants;  and (v) reviewing the range of audit and non-audit fees charged by the independent public accountants.

     Compensation Committee. The Compensation Committee consists of at least two independent  directors of the  Company.  During  2004,  Messrs.  Lyons and Klaus
comprised the  Compensation  Committee,  with Mr. Lyons serving as the Chairman, until  November  19,  2004,  when he  resigned  from  the  Board  of  Directors.
Thereafter, Mr. Siboni was appointed to the Compensation Committee and Mr. Klaus served as Chairman  through the end of 2004, as well as currently.  The Board of
Directors has determined that each of Messrs.  Lyons, Klaus and Siboni qualified as independent  directors of the Company during their tenure on the Compensation
Committee in 2004.  The  Compensation  Committee  held six meetings and acted on seven occasions by unanimous  written consent during the year ended December 31,
2004.

     The Board of  Directors  of the Company  adopted a  Compensation  Committee
Charter in December  2003.  The Board of Directors made revisions to the charter in  December  2004,  a current  copy of which is  available  for  viewing on the
Company's website at www.filenet.com.

     The Compensation Committee's  responsibilities include, but are not limited to, (i) reviewing,  establishing  and revising the  compensation  policy for the
Company's  executive  officers;  (ii)  producing  an annual  report on executive
compensation  for  inclusion  in  the  Company's  annual  proxy  statement,   in
accordance with applicable rules and regulations;  (iii) reviewing and approving corporate  goals  and  objectives  relevant  to the  compensation  of the  Chief
Executive  Officer and other executive  officers,  evaluating the performance of these  officers  in  light  of  those  goals  and  objectives  and  setting  the compensation  of these  executive  officers based on the  evaluation,  and other relevant  factors;  (iv) reviewing and approving the Company's benefit plans and perquisites that apply to executive  officers and making  recommendations to the
Board of Directors;  (v) making awards under and acting as  administrator of the
Company's  1995 Stock  Option Plan,  as amended,  the 1996 Saros Plan (acting as administrator  only, no additional awards are granted under this plan), the 1998
Employee Stock Purchase Plan, as amended, and the Incentive Plan; (vi) reviewing the amount and composition of director  compensation in relation to the goals of the  Company,  and  making  recommendations  to the  Board of  Directors;  (vii)
reviewing and evaluating, at least annually, the performance of the compensation committee  and  its  members,  including  the  compliance  of  the  Compensation
Committee with its charter;  and (viii)  performing other related functions upon request of the Board of Directors.

     Special Stock Option Committee. In addition to the above, in December 1999, the Board of Directors  granted Mr. Roberts  separate but  concurrent  authority with the Compensation  Committee to make discretionary option grants to eligible individuals,  other than  executive  officers  and Board  members,  subject to a limitation of 20,000 shares per individual  employee grant,  that are to be made no more than once per calendar  month,  on the first market  trading day of each month, and that shall comply with express terms and conditions of the applicable plan under which such grants are made. Mr. Roberts acted under this authority on eight occasions during 2004.

     Nominating/Corporate   Governance   Committee.   The   Nominating/Corporate
Governance Committee currently consists of Messrs.  Klaus,  Savage,  Siboni, and
Smith,  with Mr. Siboni serving as the Chairman,  all of who are  independent as defined  by NASD.  The  Nominating/Corporate  Governance  Committee  held  three meetings during the fiscal year ended December 31, 2004.

     The  Board of  Directors  of the  Company  adopted  a  Nominating/Corporate
Governance   Committee  Charter  in  February  2004.  The   Nominating/Corporate
Governance  Committee  adopted a set of  corporate  governance  principles  that address the composition of the Board,  orientation  and continuing  education of the Board,  Board  meetings,  Board  committees,  management  succession,  Board
self-evaluation   and   expectation  of  directors.   The   Nominating/Corporate
Governance Charter and the Corporate Governance  Guidelines are available on the
Company's website at www.filenet.com.

     The  Nominating/Corporate  Governance  Committee is responsible  for, among other things: (i) identifying individuals who are qualified to be members of the
Board of  Directors  and  selecting  or  recommending  that the board select the nominees for  directorships;  (ii)  developing and  recommending to the Board of
Directors a set of corporate  governance  principles  applicable to the Company;
(iii) establishing the criteria and procedures for selecting new directors; (iv)
overseeing the process for evaluating the Board of Directors and management; and
(v)  reviewing  and  evaluating,  at  least  annually,  the  performance  of the nominating  and corporate  governance  committee and its members,  including the compliance  of the  nominating  and  corporate  governance  committee  with  its charter.

     The Nominating/Corporate Governance Committee will consider recommendations for director  nominations  by  stockholders  who have held the Company's  common stock  for at  least  one year and who  hold a  minimum  of 1% of the  Company's outstanding voting securities.  All  recommendations  should be submitted to the
Nominating/Corporate  Governance Committee care of the Company's Secretary.  The stockholder must submit a detailed resume of the candidate and an explanation of the reasons why the stockholder believes this candidate is qualified for service on the Company's Board. The stockholder must also provide such other information about the candidate  that would be required by the SEC rules to be included in a proxy  statement.  In addition,  the stockholder must include the consent of the candidate and describe any relationships,  arrangements or undertakings  between the  stockholder  and the candidate  regarding the nomination or otherwise.  The stockholder must also submit proof of Company stockholdings.  All communications are to be directed to the  Chairperson  of the  Nominating/Corporate  Governance
Committee,  care of the Corporate Secretary,  FileNet  Corporation,  3565 Harbor

Boulevard, Costa Mesa, California 92626. Recommendations received after 120 days prior to the  mailing of the proxy  will  likely  not be  considered  timely for consideration at that year's annual meeting.

     The  Nominating/Corporate  Governance  Committee  focuses on the  following criteria in determining  whether a candidate is qualified to serve on the Board:
(i) personal qualities and  characteristics,  accomplishments  and reputation in the business  community;  (ii) current knowledge and contacts in the communities in which the  Company  does  business  and in the  Company's  industry  or other industries relevant to the Company's business;  (iii) ability and willingness to commit  adequate  time to the Board and committee  matters;  (iv) the fit of the individual's  skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company;  (v) diversity of viewpoints,  background and  experience;
and (vi) leadership.

     The   Nominating/Corporate   Governance  Committee  reviews  each  existing
director  whose term is set to expire and considers the following in determining whether to  recommend  the  re-election  of that  director:  (i) the  director's overall  effectiveness;  and (ii) whether changes in employment status,  health, community  activity  or other  factors  may  impair  the  director's  continuing contributions  to  the  Board.  The  Nominating/Corporate  Governance  Committee
applies the same  criteria to nominees  recommended  by  stockholders  as to new candidates recommended by the Nominating/Corporate Governance Committee.

     The Company's Bylaws allow stockholders entitled to vote in the election of directors to submit nominations for the election of directors.  Nominations must be  forwarded in writing to the  Corporate  Secretary of the Company so that the nomination is received no later than 90 days prior to the annual meeting. In the event  less  than  100  days  notice  of the  date of the  meeting  is  given to stockholders,  notice must be received no later than the tenth day following the day on which notice of the meeting is given.  Each notice must set forth (i) the name  and  address  of the  stockholder  and  of the  person  or  persons  to be nominated;  (ii) a representation  that the stockholder is a holder of record of stock of the Company;  (iii) a description of all arrangements or understandings between the stockholder and each nominee;  (iv) other information regarding each nominee as is required to be disclosed in a proxy  statement  filed  pursuant to the  proxy  rules of the SEC had the  nominee  been  nominated  by the  Board of
Directors;  and (v) the  consent of each  nominee to serve as a director  of the
Company  if  elected.   Please  refer  to  the  Company's  Bylaws  for  complete
information.  Notices  should be  directed  to the  attention  of the  Corporate
Secretary,  FileNet Corporation,  3565 Harbor Boulevard,  Costa Mesa, California
92626.

                                   PROPOSAL 2

                       APPROVAL OF AMENDMENT NO. 1 TO THE
                 AMENDED AND RESTATED 2002 INCENTIVE AWARD PLAN

     The Company's  stockholders  are being asked to approve an amendment to the
Amended and Restated  2002  Incentive  Award Plan (the  "Incentive  Plan").  The
Incentive  Plan was adopted by the Board of Directors on March 28, 2002,  became effective on May 22, 2002 and was subsequently amended and restated and approved by the  stockholders of the Company on May 7, 2004. On March 10, 2005, the Board
approved an amendment to the Incentive Plan, subject to stockholder  approval at this Annual Meeting, which provides for:

     (i)  an increase of the total  number of shares of Common  Stock  available for  issuance  thereunder  by an  additional  1,400,000  shares,  from
          4,800,000 shares to 6,200,000 shares;

    (ii)  an  increase  of the  number of  shares  (included  in the  additional
          1,400,000 shares  referenced  above) that may be awarded as Restricted
          Stock, Restricted Stock Units, Deferred Stock,  Performance Awards and
          Stock Payments from 700,000 shares to 1,100,000 shares, an increase of
          400,000 shares;

   (iii)  a change in the minimum  price per share of the shares  subject to any
          Option  that may be  granted  to no less than 100% of the Fair  Market
          Value of a share on the date an Option is granted; and

    (iv) certain minimum  vesting  periods for Restricted  Stock and Restricted
          Stock Units.

     As of March 14, 2005,  without  giving effect to the proposed  amendment to the  Incentive  Plan,  1,333,653  shares  remain  available  for grant under the
Incentive Plan, of which 422,500 shares remain available for grant as Restricted
Stock,  Restricted  Stock Units,  Deferred Stock,  Performance  Awards and Stock
Payments,  each without  giving  effect to the proposed  increases.  The text of
Amendment No. 1 to the Incentive Plan is attached as Appendix B.

     The amendment allows the Company to continue to provide eligible  employees of the Company and its participating  affiliates with the opportunity to acquire a proprietary  interest in the Company through  participation in a comprehensive equity  incentive  program  and will allow the  Company to  continue  to retain, motivate and attract qualified non-employee directors.

     The following is a summary of the principal features of the Incentive Plan, as  proposed  to be  amended.  The  summary,  however,  does not purport to be a
complete   description  of  all  the  provisions  of  the  Incentive  Plan.  Any stockholder  of the  Company  who  wishes  to obtain a copy of the  actual  plan document  may do so upon  written  request  to the  Corporate  Secretary  at the
Company's principal executive offices in Costa Mesa, California.

     General Nature of the Amended Incentive Plan

     The principal  purposes of the Incentive Plan are to provide incentives for key  employees,  independent  directors and  consultants  of the Company and its subsidiaries  to further the growth,  development  and financial  success of the
Company by personally  benefiting through the ownership of Company stock, and to obtain and retain the services of such individuals who are considered  essential to the long range  success  of the  Company  through  the grant or  issuance  of
Options,  Restricted Stock,  Restricted Stock Units, Stock Appreciation  Rights,
Performance  Awards,  Dividend  Equivalents,  Deferred  Stock and Stock Payments
(collectively, "Awards").

     Shares Reserved

     Under the Incentive  Plan,  the aggregate  number of shares of Common Stock that may be issued upon the  exercise of Options or any other Award is 6,200,000 shares,  which  includes the  1,400,000  share  increase  for which  stockholder approval is sought under this proposal.  The portion of these shares that may be issued as Restricted Stock, Restricted Stock Units, Deferred Stock,  Performance
Awards and Stock Payments is 1,100,000 shares,  which includes the 400,000 share increase for which  stockholder  approval is being  sought under this  proposal.
After giving effect to the proposed  amendment,  approximately  2,733,653 shares would be available for grant under the Incentive  Plan, of which 822,500  shares would be  available  for grant as  Restricted  Stock,  Restricted  Stock  Units,
Deferred Stock, Performance Awards and Stock Payments. The Incentive Plan limits the  number of Awards  that may be  granted  to any one  individual  during  any calendar year to 400,000 shares and the amount of Performance  Awards is limited to $750,000 per employee during any calendar year.

     On March 14, 2005,  the average of the high and low price of a share of the
Company's Common Stock on the Nasdaq Stock Market was $23.34.

     The shares of Common Stock  available for issuance under the Incentive Plan may be either previously  authorized and unissued shares or treasury shares. The
Incentive  Plan provides for  appropriate  adjustments in the number and kind of shares subject to the Incentive Plan and to outstanding Awards thereunder in the event of a stock split,  stock dividend and certain other types of transactions.
Available for future issuance under the Incentive Plan are (i) shares subject to expired,  exchanged or canceled Options; (ii) shares subject to Restricted Stock or other Awards which are forfeited by the  Participant  or  repurchased  by the
Company;  (iii) shares subject to Awards which  terminate  without payment being made;  and (iv) shares  delivered by the  Participant or withheld by the Company upon  exercise or  purchase of any Award in payment of the  exercise or purchase price of such Award or any related tax-withholding obligation.

     Administration

     The Incentive Plan is generally administered by the Compensation Committee, consisting  of at least two  members  of the  Board who are both  "non-employee"
directors for purposes of Rule 16b-3 of the Exchange Act and "outside directors"
under  Section  162(m) of the  Internal  Revenue  Code of 1986,  as amended (the
"Internal  Revenue Code").  However,  with respect to grants under the Incentive
Plan to  independent  directors,  the  Board  as a whole  shall  administer  the
Incentive Plan. The Compensation  Committee,  however, has the power to delegate authority for  administration of the Incentive Plan as to Awards made to certain employees  to a committee  comprised of one or more of the  Company's  executive officers.  The  Committee,  the  subcommittee  and the  Board  are  collectively referred to as the "Administrator" herein.

     The  Administrator  is  authorized to determine  the  individuals  who will receive Awards (the  "Participants"),  when they will receive Awards, the number of shares to be subject to each Award, whether Options are to be incentive stock options or  non-qualified  stock  options  and whether an Award is to qualify as performance-based  compensation  as  described  in Section  162(m)(4)(C)  of the
Internal Revenue Code; the price of the Awards granted,  payment terms,  payment method,  vesting requirements,  including any specific performance goals and any
Performance   Criteria  (as  defined)  to  be  used,  any  vesting  acceleration provisions and the expiration date applicable to each Award.  The  Administrator
is  also  authorized  to  adopt,   amend  and  rescind  rules  relating  to  the
administration of the Incentive Plan.

     Eligibility

     Awards under the Incentive  Plan may be granted to employees of the Company or any of its  present or future  subsidiaries,  consultants  to the Company and
Independent  Directors.  More  than one  Award may be  granted  to an  employee, consultant  or  Independent  Director.  As of  March  14,  2005,  six  executive officers, four non-employee Board members and approximately 1600 other employees and consultants were eligible to participate in the Incentive Plan.

     Awards Under the Incentive Plan

     The Incentive Plan provides that the  Administrator may grant Options (both incentive  stock  options  ("ISOs")  within the  meaning  of Section  422 of the
Internal Revenue Code and options that do not qualify as incentive stock options within the  meaning of  Section  422 of the  Internal  Revenue  Code  ("NSOs" or
"non-qualified  options")),  Restricted Stock and other Awards. Each Award grant will be set forth in both a notice of grant and option agreement with the person receiving  the Award and will  indicate the type,  terms and  conditions  of the
Award.

     For purposes of the Incentive  Plan,  "fair market value" means the average of the high and low  selling  prices  of a share of  Common  Stock as of a given date.

     Nonqualified  Stock  Options.  Nonqualified  Stock Options  provide for the right to purchase  Common Stock at a specified  price which,  under the proposed amendment to the  Incentive  Plan,  may not be less than 100% of the fair market value of the  Company's  common  stock on the date of grant.  NSOs  usually will become  exercisable  (in  the  discretion  of the  Committee)  in  one  or  more installments  after  the  grant  date.  NSOs  may be  granted  for any  term not exceeding ten years after the grant date, as specified by the Administrator.

     Incentive Stock Options. Incentive Stock Options will be designed to comply with the provisions of the Internal  Revenue Code and will be subject to certain restrictions  contained in the Internal Revenue Code.  Among such  restrictions,
ISOs must have an exercise  price not less than 100% the fair market  value of a share of Common  Stock on the date of grant,  may only be granted to  employees, must  expire  within  a  specified  period  of  time  following  the  optionee's termination of employment, and must be exercised within ten years after the date of grant; but may be subsequently  modified to disqualify them from treatment as
ISOs. In the case of an ISO granted to an  individual  who owns (or is deemed to own) at least 10% of the total combined  voting power of all classes of stock of the Company,  the Incentive  Plan  provides  that the exercise  price must be at least 110% of the fair  market  value of a share of Common  Stock on the date of grant and the ISO must expire no later than the fifth anniversary of the date of

                                       10

its grant. The aggregate fair market value  (determined at the time of grant) of shares with respect to which an ISO (as defined herein) is first  exercisable by an optionee (i.e., "vests") during any calendar year cannot exceed $100,000.

     Automatic  Grant of Options to  Independent  Directors.  The Incentive Plan
provides for automatic grants of NSOs to Independent  Directors for the purchase of 10,000 shares on the date of each annual meeting of stockholders at which the
Independent Director is reelected to the Board,  provided such person has served as an Independent  Director for at least 6 months prior to the annual meeting of stockholders.  Additionally,  during the term of the Incentive  Plan, any person who is initially elected or appointed to the Board after May 22, 2002 and who is an Independent Director at the time of such initial election or appointment,  is automatically  granted an Option to purchase  25,000  shares on the date of such initial election or appointment.  Options  automatically  granted to Independent
Directors have an exercise price equal to the fair market value of the Company's common stock on the date of grant, and vest in equal annual  installments of 25%
from the date of grant,  subject to  accelerated  vesting upon the  happening of certain  events  including any change in control or corporate  transactions  (as defined). The Independent Director shall have until the earlier of (i) ten years following  option  grant  date or (ii) 12 months  following  cessation  of Board
Service, to exercise his or her vested options. The Board may also grant Options to  Independent  Directors  from time to time,  on such terms as the Board deems appropriate.

     Restricted Stock and Restricted  Stock Units.  Restricted Stock may be sold to  Participants at various prices or granted in connection with the performance of services  and made  subject to such  conditions  and  restrictions  as may be determined by the Administrator. Restricted Stock, typically, may be repurchased by the  Company  at the  original  purchase  price or  otherwise  be  subject to forfeiture if the conditions or restrictions are not met. Restricted Stock Units are granted in connection  with the  performance of services and made subject to such  conditions  and  restrictions  as may be determined by the  Administrator.
Restricted   Stock  Units  are  subject  to  forfeiture  if  the  conditions  or restrictions  are not met. In general,  Restricted  Stock and  Restricted  Stock
Units may not be sold,  or  otherwise  transferred  or  hypothecated,  until all restrictions are removed or expire. The proposed amendment to the Incentive Plan provides that the minimum period as of which all  restrictions may lapse and the
Award vests in full (e.g.  after all  installments  have vested)  shall be three
years,   except  for  Awards  that  are   intended  to  be   "performance-based"
compensation  under Section 162(m) of the Internal Revenue Code or are otherwise subject to satisfaction of performance criteria or individual performance (other than the passage of time) the minimum  period as of which all  restrictions  may lapse and the Award vests in full shall be one year. Holders of Restricted Stock will  have  voting  rights  and  will  receive  dividends  prior to the time the restrictions lapse.  Holders of Restricted Stock Units,  however,  will not have voting rights nor have other rights as a stockholder,  unless otherwise provided by the Administrator.

     To the extent that the Administrator  determines that it is desirable for a grant of Restricted  Stock or Restricted  Stock Units to qualify as "performance based"  compensation  under Internal Revenue Code Section 162(m),  such grant of shall be subject to vesting upon  attainment  of  performance  goals,  which are pre-established by the Administrator based on the Performance Criteria set forth in the Incentive Plan.

     Stock  Appreciation  Rights.  A Stock  Appreciation  Right  ("SAR")  may be
granted in connection and  simultaneously  with the grant of an Option,  or with respect to a  previously  granted  Option,  or  independent  of an  Option.  The
Administrator  determines  the terms and  conditions of an SAR. A coupled SAR is related to a particular Option, is granted for no more than the number of shares subject to the  simultaneously or previously  granted Option, and is exercisable only when and to the  extent  that the  Participant  may  exercise  the  related
Option. An independent SAR is unrelated to any Option,  and has terms (including the number of shares of common stock covered and the vesting  installments) that are set by the Administrator. Payment for SARs may be in cash, common stock or a combination of both, as determined by the Administrator.

     Deferred Stock.  Deferred Stock may be awarded to  Participants,  typically without payment of consideration, but subject to vesting conditions based upon a vesting  schedule or  performance  criteria  established  by the  Administrator.
Unlike  Restricted  Stock,  Deferred Stock will not be issued until the Deferred
Stock award has vested,  and recipients of Deferred Stock generally will have no voting  or  dividend  rights  prior  to the  time  the  vesting  conditions  are satisfied.

                                       11

     Performance  Awards.  The value of a Performance Award may be linked either to the  Performance  Criteria  specified in the  Incentive  Plan or to any other performance criteria determined appropriate by the Administrator. In making such
determinations,   the  Administrator   considers,   among  other  factors,   the
Participant's  contributions,  responsibilities and other compensation received.
The maximum  amount of cash bonuses that may be paid as a  Performance  Award is limited to $750,000 per calendar year per person.

     Dividend  Equivalents.  Dividend  Equivalents  are  based  on the  dividend declared on the Company's  common stock and are credited as of dividend  payment dates,  as  specified in the  Incentive  Plan.  Such  Dividend  Equivalents  are
converted to cash or  additional  shares of the  Company's  common stock by such formula,  at such time and subject to such  limitations  as may be determined by the Administrator.

     Stock Payments.  The number of shares for Stock Payments  awarded under the
Incentive  Plan is  determined  by the  Administrator  and may be  linked to the market  value,  book value,  net profits or other measure of the value of common stock or other specific Performance Criteria determined to be appropriate by the
Administrator.

     Performance  Criteria.  The performance  goal upon which awards intended to qualify as  performance-based  compensation under Section 162(m) of the Internal
Revenue  Code may be based  upon any of the  following  business  criteria  with respect to the  Company,  any  subsidiary  or any  division  or  operating  unit thereof,  as the  Administrator  may  determine:  (i) net income;  (ii)  pre-tax income;  (iii) operating  income;  (iv) cash flow; (v) earnings per share;  (vi)
return on equity;  (vii)  return on  invested  capital or  assets;  (viii)  cost reductions or savings; (ix) funds from operations;  (x) appreciation in the fair market  value  of  Common  Stock;  or (xi)  earnings  before  any one or more of interest, taxes, depreciation or amortization (the "Performance Criteria").

     Payment for Shares

     The exercise  price for all Options may be paid in full in cash at the time of exercise,  or if permitted by the Committee in its discretion (i) by delay in payment  for up to 30  days,  (ii) by  delivery  of  Common  Stock  owned by the
Participant for at least six months,  or the surrender of shares of common stock then  issuable  upon  exercise of the Option,  in each case having a fair market value  on the date of  exercise  equal to the  aggregate  exercise  price of the exercised Option; (iii) by a full recourse promissory note bearing interest at a market  rate of  interest;  (iv) by an  irrevocable  instruction  to a broker to exercise the Option and deliver to the Company sale or loan  proceeds to pay for all of the  Common  Stock  acquired  by  exercising  the  Options  and  any  tax withholding  obligations resulting from such exercise,  (v) by delivery of other property of any kind which constitutes good and valuable consideration,  or (vi)
any  combination  of the  foregoing.  In the  discretion  of the  Administrator,
Restricted  Stock Awards may be made for a purchase price or in consideration of performance of prior services for the Company or any subsidiary.

     Amendment and Termination

     The  Administrator  may  terminate  the  Incentive  Plan at any  time.  The
Administrator  may also amend the Incentive  Plan wholly or in part at any time, however,  the  stockholder  approval is required  in order to (i)  increase  the number of shares of common stock  subject to the  Incentive  Plan or the maximum number of shares of common stock which may be awarded to any  individual  during any  calendar  year,  except  for any  increase  or  other  change  due to stock dividends, split-ups, consolidations, recapitalizations,  reorganization or like events;  or (ii) amend the Incentive Plan in a manner that requires  stockholder approval under  applicable law or the listing  requirements  of the Nasdaq Stock
Market.  Amendments of the Incentive  Plan will not,  without the consent of the
Participant,  affect such  person's  rights under an Award  previously  granted, unless the Award itself otherwise expressly so provides.

     No Awards may be granted under the Incentive  Plan after February 24, 2014.
The Board may terminate  the Incentive  Plan at any time prior to such date with respect to the shares that are not then  subject to Awards.  Termination  of the
Incentive  Plan will not affect the rights and  obligations  of any  Participant with respect to Awards granted before termination.

                                       12

     Terms of Awards

     The dates on which Options or other Awards under the  Incentive  Plan first become  exercisable  and on which they  expire  will be set forth in  individual
Award  notices  and  agreements  setting  forth the terms of the  Awards.  These
Agreements  generally  will provide  that  Options and other Awards  expire upon termination of the  Participant's  employment,  although the  Administrator  may provide  in the  agreement  or after  grant that such  Options  or other  Awards continue to be exercisable following a termination,  or because of the grantee's retirement, death, disability or otherwise.  Similarly, Restricted Stock granted under the  Incentive  Plan  which has not  vested  generally  will be subject to repurchase  by  the  Company  or  forfeiture  in  the  event  of  the  grantee's termination of employment, although the Administrator may make exceptions, based on the reason for termination, or on other factors.

     In the event of  certain  stated  events in the  Incentive  Plan  which may affect the Company, such as merger, consolidation,  liquidation,  dissolution or sale of all or substantially all the assets of the Company, the Administrator in its sole  discretion  may take certain  actions with respect to Awards under the
Incentive Plan,  including  acceleration of the exercisability of any Options or the vesting in any restrictions on Restricted Stock, the purchase of outstanding
Awards,  the  substitution,  assumption or replacement of any awards,  and other similar  adjustments to facilitate any such transactions.  The Administrator may also  provide  that all Awards  shall  cease to be  outstanding  following  such events.

     In  consideration  of the granting of certain Awards,  the Participant must agree in the written  agreement  embodying such Award to remain in the employ of or to continue to be of service to, the Company or a subsidiary.  No Award under the Incentive Plan may be assigned or transferred by the Participant,  except by will  or  the  laws  of  intestate  succession,  or,  with  the  consent  of the
Administrator,  pursuant  to a Domestic  Relations  Order or to  certain  family member trusts without consideration therefore.

     Miscellaneous Provisions

     In the event that the outstanding shares of Common Stock of the Company are changed  into or exchanged  for a different  number or kind of shares of capital stock or other  securities  of the Company by reason of merger,  reorganization, consolidation,  recapitalization,  reclassification,  stock split, reverse stock split, stock dividend,  combination of shares, or otherwise, the number and kind of shares  covered by the Incentive  Plan, the maximum number of shares that may be granted  during any calendar  year, the number and kind of shares covered by, and the exercise or purchase price of, each outstanding  Option and other Award, and other  limitations on shares  applicable  under the Incentive Plan, shall be proportionately adjusted.

     Certain Federal Income Tax Consequences

     The federal  income tax  consequences  of the Incentive  Plan under current federal  income tax law are  summarized in the following  discussion  that deals with the  general  tax  principles  applicable  to the  Incentive  Plan,  and is intended  for  general  information  only.  In  addition,  the tax  consequences described below are subject to the limitations of Internal  Revenue Code Section
162(m), as discussed in further detail below.  Alternative minimum tax and other federal taxes and foreign,  state and local income taxes are not discussed,  and may vary depending on individual circumstances and from locality to locality.

     Nonqualified Stock Options. For federal income tax purposes,  the recipient of NSOs granted under the Incentive Plan will not recognize  taxable income upon the grant of the Option, nor will the Company then be entitled to any deduction.
Generally,  upon  exercise of NSOs,  at the time of  transfer of the stock,  the optionee will recognize  ordinary income,  and the Company will be entitled to a deduction,  in an amount equal to the fair market value of the stock at the date of transfer, less the option exercise price.

     Incentive Stock Options.  An optionee  generally will not recognize taxable income upon either the grant or exercise of an ISO. However, the amount by which the fair market  value of the stock at the time of  transfer  exceeds the option exercise  price  will  be an  "item  of tax  adjustment"  for the  optionee  for alternative  minimum tax  purposes.  Generally,  upon the sale or other  taxable disposition  of the stock  acquired  upon  exercise of an ISO, the optionee will

                                       13

recognize  income taxable as capital gains in an amount equal to the excess,  if any, of the amount realized in such sale or disposition over the option exercise price,  provided that the sale or disposition of the stock does not occur within either (a) two years from the date of grant of the ISO or (b) one year after the date of transfer of the stock upon  exercise.  If the stock is sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the  excess  of the  fair  market  value of the  stock  on the date of  transfer generally will be taxable as ordinary income; the balance of the amount realized from such sale or disposition,  if any, generally will be taxed as capital gain.
If the stock is sold or disposed of before the  expiration  of the  one-year and two-year  periods and the amount  realized is less than the fair market value of the shares at the date of transfer,  the optionee's ordinary income generally is limited to the excess,  if any, of the amount realized in such transfer over the option  exercise  price  paid.  The  Company  (or  other  employer  corporation)
generally will be entitled to a tax deduction with respect to an ISO only to the extent the optionee has ordinary  income upon sale or other  disposition  of the stock.

     An Option will only qualify as an ISO to the extent that the aggregate fair market value of the shares with respect to which the Option becomes  exercisable for the first time in any calendar year is equal to or less than  $100,000.  For purposes of this rule, the fair market value of shares shall be determined as of the date the  Option is  granted.  To the  extent an Option is  exercisable  for shares in excess of this $100,000 limitation, the excess shares shall be taxable under the rules for "Nonqualified Stock Options," described above.

     Restricted Stock. A Participant to whom Restricted Stock is issued will not generally  recognize  taxable income upon issuance or purchase of the Restricted
Stock,  and the Company  generally  will not then be  entitled  to a  deduction, unless an election is made by the Participant  with respect to Restricted  Stock under Section 83(b) of the Internal Revenue Code. However,  when restrictions on shares of Restricted Stock lapse,  such that the shares are no longer subject to a substantial risk of forfeiture or are transferable,  the Participant generally will recognize  ordinary income, and the Company generally will be entitled to a deduction,  in an amount  equal to the  excess of the fair  market  value of the shares at the date such restrictions  lapse over the purchase price. If a timely election is made under  Section  83(b) with  respect to  Restricted  Stock,  the
Participant  generally will recognize ordinary income on the date of issuance or purchase  of the  Restricted  Stock,  equal to the  excess,  if any, of the fair market value of the shares at that date over the purchase price, and the Company will be entitled to a deduction for the same amount.

     Restricted  Stock Units and Deferred  Stock. No taxable income is generally recognized  by the  Participant  upon the  award of  Restricted  Stock  Units or
Deferred Stock.  When Restricted  Stock Units vest, and the Company's shares are issued to the  Participant,  the Participant  generally will recognize  ordinary income,  and the Company  generally  will be entitled  to a  deduction,  for the amount  equal to the fair  market  value of the shares at the date of  issuance.
When  Deferred  Stock vests and is issued to the  Participant,  the  Participant generally  will  realize  ordinary  income  and the  Company  generally  will be entitled  to a  deduction  in an amount  equal to the fair  market  value of the shares at the date of  issuance.  The  Internal  Revenue  Code does not permit a
Section 83(b)  election to be made with respect to Deferred  Stock or Restricted
Stock Units.

     Stock Appreciation Rights. No taxable income is generally recognized by the
Participant  upon the receipt of an SAR,  but upon  exercise of the SAR the fair market value of the stock (or cash in lieu of stock) received  generally will be taxable as ordinary income to the Participant in the year of such exercise.  The
Company  generally will be entitled to a  compensation  deduction for the amount that the Participant recognizes as ordinary income.

     Dividend  Equivalents.  A recipient of a Dividend Equivalent Award will not realize  taxable  income  at the  time of  grant,  and the  Company  will not be entitled to a deduction at that time.  When a Dividend  Equivalent is paid,  the
Participant will recognize  ordinary income, and the Company will be entitled to a corresponding deduction.

     Performance  Awards. A Participant who has been granted a Performance Award will not realize  taxable income at the time of grant,  and the Company will not be entitled to a deduction at that time. When an award is paid,  whether in cash or stock,  the  Participant  will have ordinary income (in the case of stock, in the  amount of the fair  market  value of the  stock)  and the  Company  will be entitled to a corresponding deduction.

     Stock  Payments.  A Participant who receives a Stock Payment will recognize ordinary income when the Stock Payment is made equal to the fair market value of the stock, and the Company will have a deduction in the same amount.

                                       14

     Section 162(m).  Under Internal  Revenue Code Section  162(m),  in general, income tax deductions of publicly-traded  companies may be limited to the extent total compensation  (including base salary, annual bonus, stock option exercises and nonqualified  benefits) for certain executive officers exceeds $1 million in any one taxable year.  However,  under Internal Revenue Code Section 162(m), the deduction  limit  does not  apply to  certain  "performance-based"  compensation established by an independent  compensation  committee which conforms to certain restrictive  conditions  stated  under the  Internal  Revenue  Code and  related regulations.  The Incentive Plan has been structured with the intent that Awards
granted   under   the   Incentive   Plan   may   meet   the   requirements   for
"performance-based"  compensation and Internal  Revenue Code Section 162(m).  To the extent granted at a fair market value exercise price,  Options granted under the Incentive Plan are intended to qualify as "performance-based"  under Section
162(m) of the Internal  Revenue Code.  Restricted Stock and other Awards granted under the  Incentive  Plan may  qualify as  "performance-based"  under  Internal
Revenue  Code  Section if such  Awards vest based  solely  upon the  Performance
Criteria and the other  requirements for  qualification  as  "performance-based"
compensation are met.

Required Vote for Approval and Recommendation of the Board of Directors

     The affirmative vote of a majority of the Company's voting stock present or represented  and  entitled  to vote on the  proposal  at the  Annual  Meeting is required for approval of the Amendment to the  Incentive  Plan.  Abstentions  on
this  proposal will be counted for purposes of  determining  the total number of shares  that  voted on the  proposal  and thus  will  have the  effect of a vote against the proposal. Broker Non-Votes will not be deemed to be entitled to vote for purposes of determining  whether  stockholder  approval of this proposal has been obtained and will have no effect on the outcome of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL
OF THE AMENDMENT TO THE AMENDED AND RESTATED 2002 INCENTIVE AWARD PLAN.

                                   PROPOSAL 3

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The firm of Deloitte and Touche LLP, the Company's independent  accountants for the year ended  December 31, 2004,  was selected by the Board of  Directors, upon recommendation of the Audit Committee,  to act in the same capacity for the year ending  December 31, 2005.  Neither the firm nor any of its members has any relationship  with the  Company  or any of its  affiliates  except in the firm's capacity as the Company's auditor.

     In the event that the stockholders do not approve the selection of Deloitte and  Touche  LLP,  the  appointment  of  the  independent  accountants  will  be reconsidered  by the Audit  Committee.  Even if the  selection is ratified,  the
Audit  Committee in its  discretion  may direct the  appointment  of a different independent  accounting  firm at any time during the year if the Audit Committee believes  that such a change  would be in the best  interests of the Company and its stockholders.

     Representatives  of Deloitte  and Touche LLP are  expected to be present at the Annual Meeting and will have the  opportunity to make  statements if they so desire and respond to appropriate questions from the stockholders.

Required Vote and Board of Directors Recommendation

     The affirmative vote of a majority of the Company's voting stock present or represented and entitled to vote on the proposal is required for ratification of the appointment of Deloitte and Touche LLP to serve as the Company's independent accountants for 2005.  Abstentions on this proposal will be counted for purposes of  determining  the total  number of shares that voted on the proposal and thus will have the effect of a vote against the proposal.  Broker  Non-Votes will not result on this proposal.

                                       15

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  RATIFICATION  OF THE
APPOINTMENT OF DELOITTE AND TOUCHE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following  table presents fees for  professional  services  rendered by
Deloitte and Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte and Touche") for the audit of the
Company's  financial  statements  for the  years  ended  December  31,  2003 and
December 31, 2004 and fees for other services rendered during those periods:

         Fee Category                           2004                    2003

         Audit Fees(a)                       $522,421               $544,341

         Audit-Related Fees(b)                749,340                 46,407

         Tax Fees(c)                          279,518                160,264

         All Other Fees(d)                     17,450                 16,700

         Total                             $1,568,729               $767,712

     (a)  Fees  for  audit  services  billed  in  2004 and  2003  consisted  of:
(i) audit  of the  Company's annual financial statements;   (ii) reviews  of the
Company's quarterly financial statements;  and (iii) consents and other services related to SEC matters.

     (b)  Fees for  audit-related services billed in 2004 and 2003 consisted of:
(i) audits  and/or due  diligence  associated  with  mergers/acquisitions;  (ii)
financial  accounting and reporting  consultations;  (iii)  Sarbanes-Oxley  Act,
Section 404 advisory services - $722,322 of the fiscal 2004  Audit-Related  Fees relate to the professional services provided for Sarbanes-Oxley  compliance; and
(iv) employee benefit plan audits.

     (c)  Fees  for tax  services  billed  in 2004  and  2003  consisted  of tax compliance  and tax  planning  and advice.  These  services  include  assistance regarding federal,  state and international tax compliance,  assistance with tax reporting  requirements and audit  compliance,  and mergers and acquisitions tax compliance:

     o    Fees for tax compliance services totaled $279,518 and $160,264 in 2004 and 2003, respectively.

     o    Tax compliance services are services rendered based upon facts already in existence or transactions  that have already  occurred to document, compute,  and obtain government approval for amounts to be included in tax filings and consisted of: (i) Federal,  state and local income tax return assistance;  (ii) assistance with tax return filings in certain foreign  jurisdictions;  (iii) research and assistance  with executive compensation and other employment tax reporting issues;  (iv) requests for technical advice from taxing authorities;  (v) assistance with tax audits  and  voluntary  disclosures  with  tax  authorities;  and (vi)
          preparation of expatriate tax returns

     (d)  Fees for all other  services  billed in 2004  consisted  of  permitted non-audit services, such as: transfer price documentation for software license.

     In  considering  the nature of the  services  provided  by the  independent auditor,  the Audit  Committee  determined that all such services are compatible with the provision of independent audit services.  The Audit Committee discussed these services with the independent  auditor and Company management to determine

                                       16

that they are  permitted  under the rules  and  regulations  concerning  auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Policy on Audit  Committee  Pre-Approval  of Audit  and  Non-audit  Services  of
Independent Auditor

     The services performed by the independent auditor in 2004 were pre-approved in accordance with the pre-approval  policy and procedures  adopted by the Audit
Committee  on January 21,  2004.  This policy  describes  the  permitted  audit,
audit-related,   tax,  and  other  services   (collectively,   the   "Disclosure
Categories") that the independent  auditor may perform up to a $20,000 limit per project.  The policy requires that prior to the beginning of each fiscal year, a description  of the  material  services  (the  "Service  List")  expected  to be performed by the independent auditor in each of the Disclosure Categories in the following fiscal year be presented to the Audit Committee for approval.

     Any  requests  for  audit,  audit-related,  tax,  and  other  services  not contemplated  on the Service  List or  exceeding  $20,000  per  project  must be submitted to the Audit Committee for specific  pre-approval  and cannot commence until such  approval has been  granted.  Normally,  pre-approval  is provided at
regularly  scheduled  meetings.   However,   the  authority  to  grant  specific
pre-approval between meetings, as necessary,  has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next
regularly   scheduled  meeting  of  any  services  that  were  granted  specific pre-approval.  On a quarterly basis,  the Audit Committee  reviews the status of services and fees incurred  year-to-date  against the original  Service List and the forecast of remaining services and fees for the fiscal year.

                                       17

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The  following  table  sets  forth as of March  14,  2005  the  number  and percentage of the  outstanding  shares of the Common Stock of the Company which, according to the information  supplied to the Company, are beneficially owned by
(i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the Company's  outstanding Common Stock, (ii) each person who is currently a director  of the Company or is a nominee for  election as a director of the Company,  (iii) each named executive officer in the Summary  Compensation
Table that appears below, and (iv) all current directors and executive  officers of the Company as a group.  Except to the extent  indicated in the  footnotes to the following table, the person or entity listed has sole voting and dispositive power  with  respect to the shares  that are deemed  beneficially  owned by such person or entity, subject to community property laws, where applicable.

                                                                                 Percentage of
                                                                                  Common Stock
                                      Total Outstanding          Outstanding      Beneficially
Name and Address                         Common Stock             Options(1)        Owned(2)

5% Holders:
FMR Corp.                                  6,199,427                   0             15.2%
82 Devonshire Street
Boston, MA  02109(3)

Franklin Resources, Inc.                   3,472,368                   0              8.5%
One Franklin Parkway
Building 920
San Mateo, CA  94403 (4)

T. Rowe Price Associates, Inc.             3,352,200                   0              8.2%
100 E. Pratt Street
Baltimore, MD  21202(5)

Barclays Global Investors, NA              2,553,350                   0              6.3%
45 Fremont Street
San Francisco, CA  94105(6)

Directors:
Lee D. Roberts(7) (8) (9)                     60,000             667,607              1.8%
John C. Savage                                 8,564              72,750                *
Theodore J. Smith(10)                            207              77,100                *
L. George Klaus                                    0              35,250                *
Roger S. Siboni                                    0              14,750                *

Named Executive Officers:
Sam M. Auriemma(8)                            30,000             297,083                *
Ron L. Ercanbrack(8)                          30,000              71,771                *
Martyn D. Christian(8)                        18,985              65,886                *
Franz X. Zihlmann(8) (11)                     10,000              17,292                *

All executive officers and directors
as a group (11 persons) (12)                 191,456           1,364,552              3.7%
 _____________________________
*Represents less than 1%

                                                         18

(1)  Represents shares of Common Stock that the holder may acquire upon exercise of currently  vested  Options or Options that will become  vested within 60 days after March 14, 2005.

(2)  The percentage of shares  beneficially  owned is based on 40,669,006 shares of Common Stock outstanding as of March 14, 2005.

(3)  This information is based upon a Schedule 13G/A dated February 14, 2005 and filed with the SEC jointly by FMR Corp.,  Edward C. Johnson 3d,  Abigail P.
     Johnson,  Fidelity Management and Research Company  ("Fidelity"),  Fidelity
     Mid  Cap  Stock  Fund  ("Fund"),  Fidelity  Management  Trust  Company  and
     Strategic Advisors,  Inc., (as a group, the "Fidelity Parties").  The 13G/A filed by the Fidelity Parties indicated an aggregate  percentage  ownership interest  of the  Fidelity  Parties  of  15.000%  based  on the  number  of outstanding  shares of Company  Common Stock reported in the Company's Form
     10-Q for the quarter  ended  September  30,  2004,  which  reported  number included treasury shares. The actual percentage ownership of Company Common
     Stock of the  Fidelity  Parties  when  applying  the number of  outstanding shares  reported in the Company's Form 10-Q for the quarter ended September
     30, 2004 was  14.9998%.  The Company's  Board of Directors  has  determined that,  because the Fidelity Parties relied on the information  contained in the Company's  Form 10-Q for the quarter ended  September 30, 2004 and have certified  that  they  have no  intention  to  influence  control  over the
     Company,  among other reasons, the ownership of Company Common Stock by the
     Fidelity  Parties as of  December  31, 2004 did not result in, and will not due to the filing or distribution of this proxy statement result in, any of the  Fidelity  Parties  being  considered  an  Acquiring  Person  under the
     Company's shareholder rights plan. FMR Corp. is a parent holding company of
     Fidelity,  acting as an investment adviser to various investment companies, including the Fund and is the  beneficial  owner of 5,555,127 of the shares
     (2,623,589 of which are held by the Fund).  Edward C. Johnson 3d, FMR Corp.
     and the Fund,  each has sole  investment  power  over these  shares,  while neither FMR Corp.,  nor Mr.  Johnson has voting  power over the shares,  as that power  resides with the various  funds'  Board of  Trustees.  Fidelity
     Management Trust Company and Strategic  Advisors,  Inc., both  wholly-owned subsidiaries of FMR Corp., are the beneficial  owners of 644,100 and 200 of the  shares,  respectively.  Both  Mr.  Johnson  and FMR  Corp.  have  sole investment  and voting  power over the shares held by  Fidelity  Management
     Trust  Company.  Members  of the Edward C.  Johnson  3d  family,  including
     Abigail Johnson,  may be deemed to form a controlling group with respect to
     FMR Corp. by reason of their ownership of  approximately  49% of the voting power of FMR Corp. and a shareholders'  voting agreement among them and the other shareholders of the voting stock of FMR Corp.

(4)  This information is based upon a 13G dated February 14, 2005 and filed with the SEC jointly by Franklin  Resources,  Inc. ("FRI"),  Franklin  Advisers,
     Inc.  ("FAI"),  Charles B. Johnson and Rupert H. Johnson,  Jr. According to
     the Schedule  13G, FRI is a parent  holding  company of various  investment advisory  subsidiaries,  which  act as an  investment  adviser  to  various investment  companies.  FAI is the  beneficial  owner of  2,776,100  of the shares (and has sole power to vote and dispose of such shares) and Franklin
     Templeton  Portfolio  Advisors,  Inc.  ("FTPA") is the beneficial  owner of
     696,268  of the  shares  (and has sole  power to vote and  dispose  of such shares).  Charles B.  Johnson and Rupert H.  Johnson,  Jr. (the  "Principal
     Stockholders"),  may be deemed to form a controlling  group with respect to
     FRI by reason of their collective ownership of over 20% of the voting power of FRI.  For  purposes  of the  reporting  requirements  of the  Securities
     Exchange Act of 1934, FRI and the Principal Stockholders are deemed to be a beneficial owner of such securities; however, FRI, its subsidiaries and the
     Principal  Stockholders  expressly  disclaim that any of them are, in fact, the beneficial owner of such securities.

(5)  This  information is based upon a Schedule 13G/A filed on February 10, 2005
     with  the  SEC.  The  securities  are  owned  by  various   individual  and
     institutional  investors  that T. Rowe  Price  Associates,  Inc.  serves as investment adviser,  and has sole power to dispose of all of the shares and
     sole  power  to  vote  427,000  shares.   For  purposes  of  the  reporting
     requirements  of  the  Securities  Exchange  Act of  1934,  T.  Rowe  Price
     Associates,  Inc. is deemed to be a  beneficial  owner of such  securities;
     however, T. Rowe Price Associates,  Inc. expressly disclaims that it is, in fact, the beneficial owner of such securities.

(6)  This information is based upon a 13G dated February 14, 2005 and filed with the SEC jointly by Barclays Global  Investors,  NA  ("Barclays"),  Barclays
     Global Fund Advisors ("Fund  Advisors") and Palomino  Limited  ("Palomino")
     and includes:  (a) 1,279,056 shares held by Barclays,  as to which Barclays has the sole power to dispose of all such shares and the sole power to vote
     1,078,208  shares;  (b) 975,009 shares held by Fund  Advisors,  as to which
     Fund Advisors has the sole power to dispose all of such shares and the sole power to vote 969,140 shares;  and (c) 299,285 shares held by Palomino,  as to which  Palomino  has the  sole  power  to  dispose  and vote all of such shares. The address of Palomino is Walker House, Mary Street,  P.O. Box 908
     GT, George Town, Grand Cayman (Cayman Islands).

(7)  Mr. Roberts is also a Named Executive Officer.

                                       19

(8)  Includes  under the  heading  "Total  Outstanding  Common  Stock,"  60,000,
     30,000, 30,000, 17,500 and 10,000 shares respectively, for Messrs. Roberts,
     Ercanbrack, Auriemma, Christian and Zihlmann, granted in 2004 as Restricted
     Stock under the Incentive Plan.

(9)  Includes 67,075 Options that,  pursuant to a divorce  decree,  Mr. Robert's ex-spouse is entitled, subject to certain timing limitations, to direct the exercise  and receive the  underlying  securities.  Mr.  Roberts  disclaims beneficial ownership of such 67,075 shares.

(10) The 207 shares are held by the Theodore J. Smith Family Trust,  as to which shares Mr.  Smith,  as  co-trustee  for this trust,  has shared  voting and dispositive power.

(11) Mr. Zihlmann resigned from his position as Senior Vice President,  Software
     Development effective as of December 31, 2004.

(12) Includes under the heading "Total Outstanding Common Stock," shares held by the Theodore J. Smith Family Trust (see  footnote 10) and 15,000 shares and
     17,500 shares  granted as Restricted  Stock in 2004 for Messrs.  Poindexter and  Maynard,  respectively;  and includes  under the heading  "Outstanding
     Options," 45,063 Options for Mr. Poindexter.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended,  requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership  and  reports  of  changes  in  ownership  with the SEC and the Nasdaq
National  Market.  Such persons are required by SEC  regulations  to furnish the
Company  with copies of all Section  16(a)  forms they file.  Based  solely on a review of copies of such forms  received  with  respect to the year 2004 and the written  representations  received from certain  reporting persons that no other reports  were  required,  the Company  believes  that all  directors,  executive officers  and persons who own more than 10% of the  Company's  Common Stock have complied with the reporting requirements of Section 16(a).

                                       20

                        EXECUTIVE OFFICERS OF THE COMPANY

     The  following  table  sets  forth,  as of March 14,  2005,  the  executive officers of the Company.  In connection with the prior year's  reorganization of the marketing and sales divisions,  and based in part, in the shift over time of policy-making and operational responsibilities,  the Board reduced the number of executive officers effective as of January 1, 2004.

Name                    Age                                 Position                                           .

Lee D. Roberts           52     Chairman of the Board of the Company since  December 2000 and Chief  Executive
                                Officer since April 1998. Mr.  Roberts served as the Company's  President from
                                May 1997 to October 2000 and as the  Company's  Chief  Operating  Officer from
                                May 1997 until  April 1998.  Mr. Roberts  has also served as a director of the
                                Company since May 1998. Prior to joining the Company in May 1997,  Mr. Roberts was employed by International  Business Machines  Corporation ("IBM") for over
                                20 years,  serving  most  recently  as  General  Manager  and Vice  President,
                                Worldwide   Marketing   and  Sales  for  the   Networking   Division  of  IBM.
                                Mr. Roberts  also  currently  serves  on the  Board  of  Directors  of  Noetix
                                Software  and  Message  Gate  Inc.,  both of  which  are not  publicly  traded companies.

Sam M. Auriemma          52     Executive  Vice  President  of  the  Company  since  January  2004  and  Chief
                                Financial  Officer of the Company since  September  2000. Mr.  Auriemma served as Senior Vice  President  Finance from  September 2000 until January 2004 and as Secretary of the Company from  September  2000 to May 2003.  Before joining the Company,  Mr.  Auriemma  served as the Executive  Vice President and Chief
                                Financial  Officer of  Wonderware  Corporation  (acquired by  Invensys,  PLC), which specializes in providing  software  solutions for industrial and process automation applications, between April 1996 and September 2000.

Martyn D. Christian      43     Executive  Vice  President  and Chief  Marketing  Officer of the Company since
                                February 2004.  From January 2003 to February 2004,  Mr.  Christian  served as the Company's Senior Vice President,  Worldwide Field Marketing.  From January
                                2002 to December  2002,  Mr.  Christian  served as the  Company's  Senior Vice
                                President  Corporate  Marketing,  and from August 2000 to  December  2001,  he served as the  Company's  Senior Vice  President  of Worldwide  Corporate  and
                                Applications  Marketing.  From  November  1998 to August 2000,  Mr.  Christian
                                served as the Company's  Vice  President of Solutions  Sales and Marketing and
                                from  September  1996  to  November  1998  he  served  as the  Company's  Vice
                                President,  Marketing  Programs.  From March 1991 to September 1996, he served in various sales and marketing positions with the Company.

Ron L. Ercanbrack        50     President of the Company  since  October 2000 and  Executive  Vice  President,
                                Worldwide  Sales of the Company since January 2004. Mr.  Ercanbrack  served as
                                Executive Vice  President,  Worldwide  Sales and Marketing of the Company from
                                April 1999 to October 2000.  Mr.  Ercanbrack  served as the  Company's  Senior
                                Vice  President,  Worldwide  Sales from  October  1997 until April 1999.  From
                                June 1997 to October 1997,  Mr. Ercanbrack served as the Company's Senior Vice
                                President,   International.  Prior  to  joining  the  Company  in  June  1997,
                                Mr. Ercanbrack  was employed by IBM for over 19 years,  serving most  recently as Vice  President,  Worldwide  Sales,  Channel  and  OEM  for the  Networking
                                Hardware Division of IBM.

                                                                 21

Philip C. Maynard        50     Senior Vice President,  Chief Legal Officer and Secretary of the Company since
                                August 2004.  From March 2004 to August 2004,  Mr. Maynard served as Executive
                                Vice President and  Chief Legal Officer at SRS Labs, Inc.,  a leading provider of audio  enhancement and integrated circuit  solutions. From 2003 to 2004 Mr.
                                Maynard was of counsel  with the law firm of Stradling Yocca Carlson and Rauth in Newport  Beach,  California.  From 2000 to 2002, Mr. Maynard served as Vice
                                President  and  Division  General  Counsel for  Invensys  Software Systems,  a
                                division of Invensys,  PLC a UK-based engineering firm. From 1997 to 2000, Mr.
                                Maynard was General Counsel for Wonderware  Corporation,  a leading  developer of industrial automation software solutions, which was acquired by Invensys.

L. Kim Poindexter        49     Senior Vice  President,  Development  of the Company since  January 2005.  Mr.
                                Poindexter  joined  the  Company  in July  1983 as a  founding  member  of the
                                Company's  engineering  team.  From  July  1983  through  December  2004,  Mr.
                                Poindexter  has held  various  positions  with  the  Company  including,  Vice
                                President Software  Development from 2000 through 2004,  Director-IDM  Desktop from 1997 through 2000,  Section Manager - Visual  WorkFlo,  Manager from 1993 through 1997, and Principal Engineer before 1993.

                       OTHER KEY EMPLOYEES OF THE COMPANY

     The following table sets forth,  as of March 14, 2005,  other key employees of the Company.

Name                    Age                                 Position                                           .

David D. Despard         49     Senior Vice President,  Global Professional Services of the Company since July
                                1998.  Prior  to  joining  the  Company,   Mr. Despard   served  as  the  Vice
                                President, Customer Services of Wall Data, Inc. from 1995.

Karl J. Doyle            40     Vice  President,  Business  Development of the Company since August 2000. From
                                October 1998 to August 2000,  Mr.  Doyle served as the  Company's  Director of
                                Corporate  Strategy.  From April 1993 to October 1998,  Mr. Doyle was employed in sales and marketing with the Company.

William J. Kreidler      60     Senior Vice  President,  Customer  Technical  Operations  and  Services of the
                                Company since July 1997.  From August 1992 to July 1997,  Mr. Kreidler  served as Vice President,  Operations of the Company.  From 1993 to July 1998, he was
                                also responsible for Professional Services.

Chas W. Kunkelmann       55     Senior Vice  President,  Worldwide  Channel  Operations  of the Company  since
                                October 2002.  From November 2001 to October 2002,  Mr.  Kunkelmann  served as
                                Vice  President,  Brightspire  of the  Company  and,  from  November  1999  to
                                November  2001,  he served  as the  Eastern  Regional  Vice  President  of the
                                Company.  Prior to joining  the Company  between  November  1996 and  November
                                1999, Mr.  Kunkelmann  served as Vice  President of North American  Operations for  Internet  Dynamics,  Inc.,  which  specialized  in internet  security and access control software.

David McCann             45     Senior Vice President,  Product Marketing of the Company since September 2004.
                                From  January  2002 to  September  2004 Mr.  McCann  served  as CEO,  Carparts
                                Technologies,  a  provider  of  e-commerce  software.  From 1999 to 2001,  Mr.
                                McCann   served  as  Senior   Vice   President,   Worldwide   Operations,   at
                                Continuus/Telelogic   Software   Corporation,   a  software   development  and
                                management company.

                                                                 22

Philip L. Rugani         47     Senior Vice  President,  Sales - The Americas  since January  2003.  From June
                                2002 to January  2003,  Mr.  Rugani  served as a  consultant  advising  public companies and venture  capitalists on merger and acquisition  opportunities in the market.  From  September 2000 to June 2002, Mr. Rugani served as Executive
                                Vice President for Altavista Software, a division of AltaVista Company,  which provides  search services and software and, from January 1999 to June 2000, as
                                Senior  Vice  President  Americas  for  Informix  Corporation,  a supplier  of database  and  e-business  software  solutions.  Mr.  Rugani  also served from
                                November  1995 to January  1999 as Group Vice  President-General  Business and
                                Alliances  for Oracle  Corporation,  a supplier  of data base and  application software.

Hugh Sutherland          43     Vice  President,  Asia  Pacific  Operations  since  November  2001.  Prior  to joining the company,  from September  2000 to November  2001,  Mr.  Sutherland served  as Vice  President  of Asia  Pacific  for  Access360,  a  provider  of
                                resource  provisioning  software  management.   From  1995  through  2000  Mr.
                                Sutherland served as Managing Director of Asia operations for BMC Software.

Stephan Van Herck        43     Senior Vice  President,  EMEA (Europe,  Middle East and Africa) of the Company
                                since 2003.  Mr. Van Herck  joined  FileNet as  regional  Vice  President  for
                                Northern  Europe in 2002.  Prior to joining the Company,  Mr. Van Herck served as Vice President,  Continental  Europe,  at Eastman Software (now,  eiStream)
                                and as CEO of Offon, a Belgium systems integration company after that.

Daniel S. Whelan         47     Vice  President and Chief  Technology  Officer of the Company since  May 2000.
                                From January 1994 to May 2000,  Mr. Whelan served as a Computer  Scientist and
                                Section Manager in the Company's Product Development department.

                                                                 23

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding the annual and long-term compensation earned or paid for services rendered in all capacities to the  Company  for the last three  completed  fiscal  years  (i.e.,  years  ended
December 31, 2002,  2003,  2004) by the Company's Chief Executive  Officer,  and
each of the other four most highly compensated executive officers of the Company who were serving as executive officers at the end of fiscal year 2004.

                                                     Summary Compensation Table

                                                                               Long Term Compensation
                                            Annual Compensation                        Awards           .
                                                                               Restricted        Shares
                                                                             Stock Awards    Underlying       All Other
Name and Principal Position        Year          Salary(1)         Bonus            ($)(2)      Options    Compensation(3)

Lee D. Roberts                     2004      $  545,758       $  249,495     $  1,617,600        80,000        $  8,369
   Chief Executive Officer,        2003         525,000          256,000                0        60,000           8,144
   Chairman of the Board and       2002         525,000          252,000                0             0           5,946
   Director

Ron L. Ercanbrack                  2004         389,827          178,211          808,800        40,000           4,900
   President and Executive         2003         375,000          183,000                0        30,000           4,281
   Vice President, Worldwide       2002         375,000          180,000                0       100,000           3,587
   Sales

Sam M. Auriemma                    2004         285,873          110,582          808,800        40,000           4,553
   Executive Vice President        2003         275,000          113,000                0        25,000           4,487
   and Chief Financial             2002         275,000          110,000                0        60,000           2,100
   Officer

Franz X. Zihlmann(4)               2004         257,414           90,512          269,300             0           5,872
    Senior Vice President,         2003         250,000           84,000                0        20,000           5,791
   Software Development            2002         250,000           80,000                0        30,000           5,275

Martyn D. Christian                2004         253,077          100,529          471,725       100,000           4,242
   Executive Vice President,       2003         215,000          122,000                0        40,000           3,971
   Marketing                       2002         215,000           86,000                0        10,000           3,356
_____________________________________

(1)  Includes  amounts  deferred  under (a) the Company's  Employee  Savings and
     Investment Plan, a tax-qualified  plan under Section 401(k) of the Internal
     Revenue Code, and (b) the Company's Deferred Compensation Plan.

(2)  Represents  Restricted  Stock  awards  granted on March 9, 2004,  under the
     Company's Incentive Plan in the amounts of 30,000,  15,000,  15,000, 10,000
     and  10,000,  respectively,  to  Messrs.  Roberts,  Ercanbrack,   Auriemma,
     Zihlmann and  Christian,  at a market closing price per share of $26.93 and
     Restricted  Stock awards  granted on December  15, 2004,  in the amounts of
     30,000,  15,000,  15,000,  and 7,500,  respectively,  to  Messrs.  Roberts,
     Ercanbrack,  Auriemma and Christian, at a market closing price per share of
     $26.99.  Based on a per share price of $25.915, the average of the high and low selling prices of the Company's  Common Stock on December 31, 2004, the
     dollar value for the Restricted  Stock awards (all of which were unvested), respectively,  for each of Messrs. Roberts, Ercanbrack,  Auriemma, Zihlmann and Christian, was $1,554,900,  $777,450,  $777,450, $259,150, and $453,512
     as of December 31, 2004.

(3)  For fiscal year 2004,  consists of (a) premiums  paid by the Company in the amounts of $8,369,  $2,800,  $2,453, $3,772 and $2,142 on certain term-life insurance policies maintained for Messrs.  Roberts,  Ercanbrack,  Auriemma,
     Zihlmann  and  Christian,   respectively,   under  which  such  individuals
     designate their own beneficiaries,  and (b) contributions by the Company of

                                       24

     $2,100 on behalf of each of  Messrs.  Ercanbrack,  Auriemma,  Zihlmann  and
     Christian to the Company's Section 401(k) Plan. During fiscal year 2004, no
     Company  contributions under the Company's Section 401(k) Plan were made on behalf of Mr. Roberts.

(4)  Mr. Zihlmann resigned from his position as Senior Vice President,  Software
     Development effective December 31, 2004.

                        Option Grants in Last Fiscal Year

     The following  table  provides  information on Option grants made in fiscal year 2004 to the Named Executive  Officers.  No stock  appreciation  rights were granted during such year to the Named Executive Officers.

                                          Individual Grants                     .

                              Number of   % of Total                                  Potential Realizable Value
                             Securities      Options                                  at Assumed Annual Rates of
                             Underlying   Granted to                                 Stock Price Appreciation for
                                Options    Employees     Exercise                           Option Term(1)       .
                                Granted    in Fiscal        Price    Expiration
Name                             (#)(2)         Year        ($/Sh)         Date            5%            10%     .

Lee D. Roberts                  80,000           4.3%    $  26.64      12/15/14      $ 1,340,300    $ 3,396,584

Ron L. Ercanbrack               40,000           2.2        26.64      12/15/14          670,150      1,698,292

Sam M. Auriemma                 40,000           2.2        26.64      12/15/14          670,150      1,698,292

Franz X. Zihlmann                    0             0            0           N/A                0              0

Martyn D. Christian             75,000           4.1        28.19      02/25/14        1,329,405      3,368,972
                                25,000           1.4        26.64      12/15/14          418,844      1,061,432
_________________________

(1)  The  assumed 5% and 10% annual  rates of stock price  appreciation  are for illustrative purposes only. Actual stock prices will vary from time to time based upon  market  factors and the  Company's  financial  performance.  No assurance can be given that such rates will be achieved.  Unless the market price of the Common Stock  appreciates  over the Option term, no value will be realized from the Option grants made to the Named Executive Officers.

(2)  All  Options  granted  during  2004 to the Named  Executive  Officers  were granted  under  the  Company's  Incentive  Plan.  Options  granted  to  the
     Company's  executive officers become exercisable as to twenty-five  percent
     (25%) of the option  shares  after  twelve (12) months of service  with the
     Company  from the grant date and the balance of the shares are  exercisable in thirty-six (36) successive equal monthly installments upon completion of each additional month of service. Each Option will become fully exercisable in certain events. Each Option has a maximum term of ten years,  subject to earlier  termination  following the  optionee's  termination of employment, permanent disability or death.

                                       25

    Aggregated Option Exercises in Last Fiscal Year and Year End Option Value

     The  following  table sets forth  certain  information  with respect to the
Named Executive  Officers  concerning  their exercise of Options during 2004 and the  unexercised  Options  held by them at the  close  of such  year.  No  stock appreciation  rights were held or exercised by the Named  Executive  Officers at any time during 2004.

                                                                    Number of Unexercised         Value of Unexercised
                                                                      Options at Fiscal               In-the-Money
                                                                           Year End                    Options at
                                  Shares                              (Number of Shares)           Fiscal Year End(1)
                                Acquired            Value
Name                         on Exercise(#)      Realized($)(2)  Exercisable  Unexercisable    Exercisable  Unexercisable

Lee D. Roberts                   294,000     $  5,997,235            661,357        125,000   $  3,795,107       $      0                                                                          /                            /
Ron L. Ercanbrack                281,146        4,007,514             53,542        119,062        156,945        735,505                                                                          /                            /
Sam M. Auriemma                        0                0            283,334         91,666      1,960,542        403,908                                                                          /                            /
Franz X. Zihlmann                124,271        1,134,090              7,396         36,146         19,626        257,101                                                                          /                            /
Martyn D. Christian                    0                0             36,251        128,385        240,137        118,972                                                                          /                            /
__________________________

(1)  Calculated  on the basis of the average of the high and low selling  prices of the  Company's  Common  Stock on December 31, 2004  ($25.915),  the last trading day in 2004, minus the exercise price of the  in-the-money  Option, multiplied by the number of shares subject to the Option.

(2)  The excess of the fair market value of the purchased  shares on the date of exercise over the exercise price paid for such shares.

                            Equity Compensation Plans

     The following  tables  summarizes  information  about the Company's  common stock that may be issued upon the exercise of options, warrants and rights under all of the Company's compensation plans as of December 31, 2004.

                                         Number of securities                                Number of securities
                                          to be issued upon       Weighted average      remaining available for future
                                             exercise of         exercise price of    issuance under equity compensation
                                         outstanding options,    outstanding options,   plans (excluding securities
                                         warrants and rights     warrants and rights      reflected in columns(a))

Plan Category                                    (a)                    (b)                         (c)

Equity compensation plans approved
   by stockholders                            6,673,835            $   19.99                     1,591,566
Equity compensation plans not approved
   by stockholders                              196,782(1)         $   16.32                             0
Employee stock purchase plans approved
   by stockholders                                  N/A                  N/A                       559,015
Total                                         6,870,617            $   19.99                     2,150,581
_______________________________

(1)  Represents Options  outstanding under Non-Qualified Stock Option Agreements with each of Messrs. Roberts and Auriemma: Mr. Roberts, 56,782 Options with an  exercise  price  of $7.16  per  share  granted  May 22,  1997;  and Mr.
     Auriemma,  140,000  Options  with an  exercise  price of  $20.03  per share granted September 13, 2000. All Option shares were granted as inducement to accept  employment  with the  Company.  The number of  Options  held by Mr.
     Roberts  gives  effect to the May 15,  1998 stock  split.  All  Options are currently fully vested.

                                       26

Employment Contracts, Termination of Employment and Change-in-Control Agreements

Change-in-Control Severance Program

     In 2001,  the  Compensation  Committee of the Board of Directors  reviewed, revised and consolidated the Company's  previously  approved program  concerning severance  payments  for  terminations  relating  to  a  change-in-control  (the
"Change-in-Control  Severance  Program") for the Company's CEO and certain other
executive   officers.   In  2003,  the   Compensation   Committee   amended  the
Change-in-Control  Severance Program in order to add tax gross-up rights for Mr.
Roberts and to make certain other changes. Under the Change-in-Control Severance
Program, each eligible executive officer will be entitled to certain benefits in the event his or her employment  with the Company is  involuntarily  terminated, other than for "Cause" (as defined),  or if such executive  officer  resigns for
"Good Reason" (as defined),  in either case within 18 months following a "change in control" of the Company (as  defined).  Mr.  Roberts is entitled to receive a cash lump sum  payment  equal to twelve  months of  applicable  base  salary and target bonus  (discussed  below) plus twelve months of continuation  payments of such salary and bonus;  Messrs.  Ercanbrack  and Auriemma  are each  entitled to receive a cash lump sum  payment  equal to nine  months of the  applicable  base salary and target bonus plus nine months of continuation payments of such salary and bonus; and all other eligible  executive  officers are entitled to receive a cash lump sum  payment  equal to six months of the  applicable  base  salary and target bonus plus six months of continuation  payments of such salary and bonus.
The cash  lump sum and  continuation  payments  to be  provided  to an  eligible executive  officer are based upon the monthly  equivalent of (A) the annual base salary in effect for such  executive  officer  immediately  before the change in control or, if greater, at the time of termination or resignation,  plus (B) the annual  incentive bonus that such executive  officer would have been entitled to receive  under the  Company's  officer bonus plan for the calendar year in which the termination occurs or, if greater,  the calendar year in which the change in control occurs,  plus the pro-rata portion of the bonus earned by such executive officer  during the  calendar  year in which the change of control  occurs.  The continuation payments are to be made at bi-weekly intervals.

     Each  eligible  executive  officer is also  entitled  to a lump sum payment equal  to 12,  18 or 24  months,  depending  upon  his or her  position,  of the then-current  monthly Internal Revenue Code 4980B medical premium  ("COBRA") for that  officer and his or her  eligible  dependents,  plus,  if  applicable,  the then-current life insurance premium paid by the Company. Mr. Roberts is entitled to  receive a cash lump sum equal to 24  months of  medical  and life  insurance premiums;  Messrs.  Ercanbrack  and Auriemma are each entitled to receive a cash lump sum equal to 18 months of  medical  and life  insurance  premiums;  and all other eligible  executive  officers are each entitled to receive a cash lump sum equal to 12 months of medical and life insurance premiums. The Company will also provide  at its  expense,  for a period  of 12,  18 or 24  months,  outplacement services for eligible executive  officers.  Mr. Roberts is entitled to 24 months of outplacement services; Messrs Ercanbrack and Auriemma are each entitled to 18 months of outplacement  services;  and all other eligible executive officers are entitled  to 12 months of  outplacement  services.  In  addition,  any shares of
Common  Stock that are then subject to  outstanding  options held by an eligible executive officer will automatically vest in full on an accelerated basis.

     Mr. Roberts is entitled to an additional  payment to cover any excise taxes levied on payments received under the  Change-in-Control  Severance Program. The amount  payable to all executive  officers,  other than Mr.  Roberts,  under the
Change-in-Control Severance Program is subject to reduction in the event certain excise taxes may be levied on such payments.

CEO Severance Program

     In October 2001,  the  Compensation  Committee  implemented  its previously approved CEO Severance Program  originally adopted in 1999, by entering into the
CEO Severance Agreement with Mr. Roberts,  the Company's Chief Executive Officer
(the "CEO"). Under this Agreement,  the CEO would be entitled to receive certain severance payments and option  acceleration upon the involuntary  termination of the CEO's  employment.  The benefits  include a cash lump sum severance  payment equal to one year of base  salary,  together  with the CEO's  target  bonus that would  otherwise  be earned by the CEO for the year of  termination  but for the occurrence  of the  termination  (which  bonus is limited to 50% of the eligible annual award if the CEO has completed less than six months of service during the bonus year). The CEO would also be provided a lump sum payment equal to one year of COBRA benefits,  and one year of Group Universal Life insurance premiums.  In

                                       27

addition,  a pro-rata  portion of all unvested  option shares would vest, to, in effect,  provide  for option  vesting  on a monthly  basis  through  the date of termination.  No benefits are payable  under this  Agreement in the event of the death or Permanent  disability of the CEO, or in the event of termination of the
CEO's employment for Cause or in connection with a Change-in-Control.

Related Party Transactions

     On June 5, 2002,  the Board  approved a secured loan by the Company of $1.9 million to enable  Mr.  Roberts,  the  Company's  Chief  Executive  Officer,  to
purchase a home in Orange County,  California.  The loan bears interest at 2.89%
per annum (applicable short-term Federal interest rate). Accrued interest on the principal balance of this note is payable annually  beginning  February 15, 2003 and on each February 15th thereafter until the entire principal  balance becomes due. The entire  outstanding  principal  balance and any accrued interest is due and payable at the earliest of (a) June 7, 2005, (b) one year after  termination of Mr.  Roberts'  employment  by the  Company,  or (c)  ninety  (90) days  after voluntary  termination of employment by Mr. Roberts. Mr. Roberts repaid the loan balance in full as of December 10, 2004 and the Company  executed and recorded a
Substitution of Trustee and Full Reconveyance in favor of Mr. Roberts evidencing release of its lien.  The Company also  removed  itself as the loss payee on the insurance policy for the mortgage interests.  Mr. Roberts made total payments of
$2,020,576, including $120,576 in interest and $1,900,000 in principal.

Compensation Committee Interlocks and Insider Participation

     The  Compensation  Committee was composed of Messrs.  Klaus and Lyons until
November  19, 2004,  when Mr.  Lyons  resigned his position as a Director of the
Company to pursue  other  business  interests.  Mr.  Siboni,  a Director  of the
Company was appointed to the Compensation  Committee on that date to replace Mr.
Lyons.  No member of the  Compensation  Committee at any time during 2004, or at any other time, was an officer or employee of the Company.  No executive officer of the Company served on the board of directors or compensation committee of any entity  that  has one or more  executive  officers  serving  as  members  of the
Company's Board of Directors or Compensation Committee.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Overview.  The Compensation Committee of the Board of Directors assists the
Board in fulfilling  its  responsibilities  for reviewing  and  determining  the salaries  and bonuses for  executive  officers,  including  the Chief  Executive
Officer,   and   establishing  the  general   compensation   policies  for  such
individuals.   The  Compensation  Committee  also  has  the  authority  to  make discretionary  option  grants,  restricted  stock and other equity awards to the
Company's  executive  officers and other  employees  under the Company's  equity plans.  The  Compensation  Committee  has the  authority to engage and terminate independent,  third  party  compensation  consultants  and to obtain  advice and assistance from internal and external legal,  accounting and other advisors. The
Committee  reviews the adequacy of its charter at least annually,  most recently at its December 2004 meeting.  The Committee's  complete charter is available at the Company's website at www.filenet.com.

     The  Compensation  Committee  consists  of  two  independent,  non-employee directors,  each of whom meets the  independence  requirements  specified by the
Nasdaq and qualify as an "outside director" under Section 162(m) of the Internal
Revenue  Code of 1986  (the  "Internal  Revenue  Code")  and as a  "non-employee director" under Rule 16b-3 under the Exchange Act. The  Chairperson  reports the
Committee's  actions  and  recommendations  to the  full  Board  following  each
Committee  meeting.  The Committee  held five meetings  during 2004 and acted by unanimous written consent seven times.

     General  Compensation  Philosophy and Policy.  The  Compensation  Committee
believes that the  compensation  programs for the Company's  executive  officers should  reflect the Company's  performance,  the value created for the Company's stockholders and the long term protection of shareholder value. In addition, the compensation  programs  should support the  short-term  and long-term  strategic goals and values of the Company and should reward individual contribution to the
Company's success.  The Company is engaged in a very competitive  industry,  and the Company's  success depends upon its ability to attract and retain  qualified executives  through  the  competitive  compensation  packages  it offers to such individuals.

                                       28

     The Compensation  Committee's policy is to provide the Company's  executive officers  with  compensation  opportunities  that are based  upon the  financial
performance  of  the  Company  and  the   individual's   contribution   to  that
performance,  and which are  competitive  enough to attract  and  retain  highly skilled individuals.  Each executive officer's compensation package is comprised of three  elements:  (i) base  salary  that is  competitive  with the market and reflects  individual  responsibilities  and  performance,  (ii) annual  variable performance  awards  payable  in cash and tied  predominately  to the  Company's
achievement  of  annual  financial   performance   goals,  and  (iii)  long-term
stock-based  incentive  awards designed to strengthen the mutuality of interests between the executive officers and the Company's  stockholders.  As an officer's level of  responsibility  increases,  a greater  proportion  of his or her total compensation  will be dependent  upon the Company's  financial  performance  and stock price appreciation.

     The Company has, at such times in the past as it deemed necessary, retained the  services  of an  independent  compensation  consulting  firm to advise  the
Compensation  Committee as to how the Company's executive  compensation compares to that of  companies  within and  outside of its  industry.  The  Company  also subscribes to and  participates in compensation  surveys of the companies in its industry.  Most  recently,  in November  and  December  2003,  the  Compensation
Committee  retained  Towers  Perrin who  presented a  competitive  assessment of executive and non-employee director compensation levels.

     The  principal  factors that were taken into account in  establishing  each executive officer's  compensation package for 2004 are described below. However, the  Compensation  Committee  may in its  discretion  apply  entirely  different factors, such as different measures of financial performance, for future years.

     Base  Salary.  The  Compensation  Committee's  philosophy  is that the base salary of each executive officer,  including the Chief Executive Officer, should reflect the salary  levels for  comparable  positions  in the  industry and in a comparative  group of companies,  the position's job scope and  responsibilities
and  the  individual's   personal  performance.   In  addition,   the  Company's
performance  and  profitability  should  be a  factor  in  determining  the base salaries of executive  officers.  Each year from 2000 through  2003,  the senior management team elected,  and the Compensation  Committee agreed, that no salary increases  for  senior  management  would be  made.  Historically,  FileNet  has targeted the 75th percentile of competitive practices for base salaries.  Due to the  salary  freeze,  2003  base  salaries  were  on  average  around  the  55th percentile.  In its 2003  report,  Towers  Perrin  recommended  unfreezing  base salaries and moving forward with normal merit increases.  Accordingly, for 2004, the Compensation  Committee approved an approximately 4 percent increase in base salary for the Chief Executive Officer and the other executive officers.

     Annual  Incentives.  The target  annual  incentive  bonus for the Company's
Chief Executive  Officer and most other executive  officers and key employees is based on a percentage of base pay (i.e.,  ranging from 35% to 65% for 2004).  In its 2003 report, the Committee's  independent  compensation  consultant reviewed the bonus target  levels and reported to the  Committee  that the target  levels were  competitive.  The  target  bonus for  executives  is  earned  based on the
Company's   actual   financial   and  other   performance   in   comparison   to
pre-established  targets.  The 2004  incentive  bonus  plan  consisted  of three fundamental  components:  (i)  achievement of earnings per share  targets,  (ii)
achievement  of target  scores on a customer  loyalty index  ("CLI"),  and (iii)
achievement of other financial or performance  targets that enable the Committee and the CEO to award a  portion  of the  annual  bonus  based on each  officer's
performance  and   contribution   toward  achieving   particular   financial  or
performance targets, provided the minimum earnings per share threshold for bonus payment is  achieved.  Attainment  of the earnings per share target was weighted more heavily than the other factors.  Depending on the Company's  achievement of the  earnings  per share  target,  achievement  of target  CLI  scores  and each officer's  achievement  of particular  financial or  performance  targets,  each officer  could earn  between  50% of target  bonus if the Company  attained  the minimum threshold of its earnings per share target,  100% of target bonus if the
Company attained 100% of its earnings per share target, and up to 200% of target bonus if the Company achieved 125% of its earnings per share target. No bonus is paid if the  Company  failed to achieve the minimum  earnings  per share  target threshold.  The  actual  bonus is  calculated  on a pro rata basis  between  the minimum  threshold and maximum  threshold for the earnings per share target.  In making the final 2004 bonus determination,  the Compensation  Committee reviewed the Company's  earnings per share  against the target,  the Company's CLI scores against the target CLI scores, the officers' performance and contribution toward achieving  other financial and  performance  targets and also  considered  other factors indicative of the Company's overall operating performance and individual performance.  The Committee also  determined that it would not be appropriate to give full credit under the 2004 Incentive  Bonus Plan for the positive effect on

                                       29

earnings resulting from the Company's release of approximately  $13.5 million of the  Company  tax  valuation  allowance.  The bonus  amounts  paid to  executive
officers  and  shown  in  the  compensation   table  constitute   attainment  of
approximately 70% of the target bonus payouts.

     Long Term Incentives. The Company's long-term incentive program consists of two  components:  stock  options and  restricted  stock.  At last year's  Annual
Meeting the Company's  stockholders  amended the Incentive  Plan to increase the number of shares that may be awarded as restricted  stock from 140,000 shares to
700,000  shares.  2004 is the  first  year the  Compensation  Committee  awarded restricted  stock  as  a  component  of  long-term  incentive  compensation  for executive officers. Each stock option grant and restricted stock award (referred to  collectively  as "equity  participation  awards")  is  designed to align the interests of the executive  officer with those of the  stockholders  and provide each  individual  with a  significant  incentive  to manage the Company from the perspective  of an owner  with an  equity  stake in the  business.  While  stock options  provide an  excellent  incentive to promote  stock price  appreciation, restricted  shares provide a long-term  incentive to preserve  shareholder value and achieve other long-term, financial performance goals.

     Generally,   equity   participation   awards  are  made   annually  by  the
Compensation  Committee  to each of the  Company's  executive  officers.  Equity participation  awards  are also  often  granted as an  inducement  upon  initial hiring.

     Each  stock  option  grant  allows the  officer  to  acquire  shares of the
Company's  Common Stock at a fixed price per share (the fair market value on the grant  date)  over a  specified  period  of time (up to ten  years).  Generally, options become  exercisable in installments equal to 25% of the option shares on the first  anniversary of grant,  and for the balance of the option shares in 36 successive equal monthly installments thereafter.  Accordingly, the options will provide a return to the executive  officer only if he or she remains employed by the Company during the vesting periods, and then only if the market price of the shares  appreciates  over the option term.  A restricted  stock award allows the officer to  acquire  shares of the  Company's  Common  Stock  over time  without payment of an exercise  price.  Most of the restricted  stock awards made during
2004 vest five years  after the date of grant,  subject  to  earlier  vesting in increments if the Company achieves pre-determined  financial performance targets for specified  fiscal  years.  The balance of the  restricted  stock awards made during  2004 vest in four equal,  annual,  installments  beginning  on the first anniversary of the award. Accordingly,  the return to the executive officer will
decline  if  the  Company  is  not   successful  in  preserving  and  protecting
shareholder value, and the return to the executive officer may be accelerated if the Company is successful in achieving pre-determined financial goals.

     The  size of the  equity  participation  award to each  executive  officer, including the Chief Executive Officer, is set by the Compensation Committee at a
level that is intended to create a meaningful  opportunity  for stock  ownership based upon the individual's  current position with the Company, the individual's personal  performance  in recent  periods,  and his or her  potential for future responsibility  and  promotion  over the  term of the  award.  The  Compensation
Committee  also takes into  account  the  number  and value of  unvested  equity participation  awards held by the executive  officer and considers the potential impact that a grant can have on an executive's motivation and future performance with the desire to maintain an  appropriate  level of equity  incentive for that individual.  The  relevant  weight  given to each of these  factors  varies from individual to individual.

     Equity Dilution.  The Compensation Committee makes an annual recommendation to the Board  regarding  the equity  participation  pool for the coming year. In developing the  recommendation  the  Compensation  Committee  considers  Company
performance,   anticipated  hiring,  competitive  practices,  contingencies  for mergers and  acquisitions,  and impact on dilution and overhang.  For 2004,  the burn rate  (total  equity  participation  awards  granted  during  the year as a percentage of common  shares  outstanding)  was 5.9%,  compared to the 2003 burn rate of 2.1%.  The  three-year  average  burn  rate for  2002  through  2004 was approximately 4.1%. Overhang (total equity participation awards outstanding as a
percentage   of  the  sum  of  common  shares   outstanding   and  total  equity
participation awards outstanding) was 14.5% as of December 31, 2004, compared to overhang of 16.6% as of December 31, 2003.

     CEO Compensation. As with all of the Company's other executive officers the
Compensation  Committee  provided  Mr.  Roberts a 4% increase in base salary for
2004,  moving his annual base salary from  $525,000 to $546,000.  In setting the total compensation package of Mr. Roberts, the Compensation  Committee sought to

                                       30

make his  compensation  competitive when compared with the base salary levels in effect for  similarly  situated  chief  executive  officers of  companies in the comparison  group and competitive  with the surveyed  values.  The  Compensation
Committee also strived to assure that a significant  percentage of Mr.  Roberts'
total compensation package is tied to Company performance,  as measured in terms of the  achievement  of the Company's  target  earnings per share.  In 2004, Mr.
Roberts  participated in the same bonus program as the other senior  executives, discussed above, resulting in 70% of targeted bonus base paid.

     During 2004, the Compensation  Committee granted to Mr. Roberts options for
80,000 shares and 60,000  restricted stock awards in recognition of his personal performance  and  leadership  role in the Company.  These  equity  participation awards are intended to link a significant  portion of his total  compensation to protecting and increasing stockholder value.

     Board  Compensation.   Consistent  with  the  amendment  of  the  Company's
Incentive  Plan approved by the  stockholders  at the 2004 Annual  Meeting,  the directors currently receive an annual automatic grant of 10,000 options.

     Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the
Internal  Revenue Code  disallows a tax deduction to publicly held companies for compensation  paid to certain of their  executive  officers,  to the extent that compensation  exceeds $1 million per covered officer in any year. The limitation applies only to compensation that is not considered to be performance-based. The cash compensation paid to the Company's executive officers for 2004 that did not qualify as "performance based compensation," did not exceed the $1 million limit
per  officer.   The  options  granted  in  2004  were  structured  so  that  any compensation  would  not be  subject  to  the $1  million  limitation,  and  the compensation  deemed paid in connection  with the exercise of those options will qualify as  performance-based  compensation  which will not be subject to the $1 million limitation.

     It is  the  opinion  of  the  Compensation  Committee  that  the  executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's  performance  and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

     Submitted  by  the  Compensation   Committee  of  the  Company's  Board  of
Directors:

                 L. George Klaus         Roger S. Siboni

                                       31

                             AUDIT COMMITTEE REPORT

     The following is the report of the Audit  Committee with respect to FileNet
Corporation's audited financial statements for the year ended December 31, 2004, which include the consolidated  balance sheets of the Company as of December 31,
2004  and  2003,  and  the  related   consolidated   statements  of  operations,
stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 2004, and the notes thereto.

     The purpose of the Audit  Committee  is to assist the Board of Directors in its oversight of the Company's financial reporting,  internal controls and audit functions. The Audit Committee Charter describes in further detail the duties of the Audit Committee.  The Audit Committee reviews its Charter at least annually.
The Audit Committee most recently  reviewed and amended its Charter on April 19,
2004, and a copy of the amended  Charter is included in this proxy  statement as
Appendix A, and is also available at the Company's website.

     Review with Management.  The Audit Committee has reviewed and discussed the
Company's audited financial statements with management. The Company's management is responsible for the preparation,  presentation and integrity of the Company's financial  statements.  Management  is also  responsible  for  establishing  and maintaining  internal controls over financial  reporting (as defined in Exchange
Act Rule  13a-15(f))  and for  evaluating  the  effectiveness  of those internal controls  and for  evaluating  any changes in those  controls  that will,  or is reasonably  likely  to,  affect  internal  controls  over  financial  reporting.
Management is also  responsible  for  establishing  and  maintaining  disclosure controls  (as defined in Exchange Act Rule  13a-15(e))  and for  evaluating  the effectiveness of disclosure controls and procedures.

     During 2004 the Company's management  completed the documentation,  testing and  evaluation of the  Company's  system of internal  controls  over  financial reporting as  prescribed  by section 404 of the  Sarbanes-Oxley  Act of 2002 and regulations promulgated thereunder. Management kept the Audit Committee informed of the  progress of this  evaluation,  including  periodic  updates  provided by management at regularly scheduled meetings of the Audit Committee; and the Audit
Committee provided management advice and oversight during the process. The Audit
Committee  continues to oversee the Company's  efforts relating to the Company's internal controls over financial reporting.

     Review and Discussions  with Independent  Accountants.  Deloitte and Touche
LLP, the  Company's  independent  auditor,  is  responsible  for  performing  an independent  audit of the  consolidated  financial  statement and  expressing an opinion on the conformity of those financial  statements with generally accepted accounting  principles in the  United  States.  Deloitte and Touche  LLP is also responsible  for  expressing  an  opinion  on  management's  assessment  of  the effectiveness  of  internal  controls  over  financial  reporting  and  also the effectiveness of the Company's internal controls over financial reporting.

     The Audit  Committee  has  reviewed and  discussed  the  Company's  audited financial  statements  with  Deloitte  and Touche LLP. The Audit  Committee  has discussed  with Deloitte and Touche LLP the matters  required to be discussed by
Statement on Auditing Standards No. 61, as amended,  "Communications  with Audit
Committees," which includes,  among other items,  matters related to the conduct of the audit of the Company's financial statements,  and the matters required to be discussed  by PCAOB  Auditing  Standard No. 2, "An Audit of Internal  Control
Over Financial  Reporting  Performed in  Conjunction  with an Audit of Financial
Statements."  Further,  the Audit Committee  reviewed  Deloitte and Touche LLP's
Report  of  Independent  Registered  Public  Accounting  Firm  included  in  the
Company's  Annual  Report on Form 10-K related to its audit of the  consolidated financial statements and financial statement schedules,  management's assessment of the  effectiveness  of internal  controls over financial  reporting,  and the effectiveness of internal controls over financial reporting.

     The Audit  Committee has also received  written  disclosures and the letter from Deloitte and Touche LLP required by  Independence  Standards Board Standard
No. 1, as amended  "Independence  Discussions  with Audit  Committees,"  and has discussed with Deloitte and Touche LLP its independence from the Company.

     The Audit Committee met with  representatives of Deloitte and Touche LLP in executive  session (without the presence of management) on four occasions during
2004. An executive  session  meeting with the  Company's  auditors is a standing agenda item for each regular meeting of the Audit Committee.

                                       32

     Conclusion.  Based on the review and  discussions  referred  to above,  the
Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

     Submitted by the Audit Committee of the Company's Board of Directors:

                                                      John C. Savage
                                                     Roger S. Siboni
                                                     L. George Klaus

Incorporation by Reference

Notwithstanding  anything  to the  contrary  set  forth in any of the  Company's previous filings under the Securities Act of 1933, as amended, or the Securities
Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes,  neither the preceding  Compensation Committee
Report,  the Audit Committee  Report,  nor the following Stock Performance Graph will be incorporated by reference into any of those prior filings,  nor will any such report be  incorporated  by reference  into any future  filings made by the
Company under those statutes. In addition, information on the Company's website, other  than our  Proxy  Statement  and form of  Proxy,  is not part of the proxy soliciting material and is not incorporated herein by reference.

                                       33

                          Stock Price Performance Graph

     The following  graph compares the five-year  cumulative  total  stockholder return on the Company's  Common Stock against the cumulative total return of the
Nasdaq Stock Market Index and the Nasdaq Computer and Data  Processing  Services
Index for the period from December 31, 1999 to December 31, 2004.

                               FileNet Corporation Performance
                          Comparative 5-Year Cumulative Total Return

                                               FileNet                             Computer
                   Measurement Period      Corporation       Nasdaq Stock          And Data
                (fiscal year covered)            Stock       Market Index        Processing

 Measurement Point          12/31/99       $    100.00        $    100.00       $    100.00
               FYE          12/31/00       $    237.60        $    112.08       $    101.32
               FYE          12/31/01       $    176.91        $     88.93       $     81.24
               FYE          12/31/02       $    106.37        $     61.43       $     56.03
               FYE          12/31/03       $    236.11        $     92.06       $     73.84
               FYE          12/31/04       $    224.61        $    100.11       $     80.10

                            ASSUMES $100 INVESTED ON DECEMBER 31, 1999
                                  ASSUMES DIVIDENDS REINVESTED
                                  YEAR ENDED DECEMBER 31, 2004

                                  OTHER MATTERS

     As of the date of this Proxy Statement,  the Board of Directors knows of no other matters that may be presented  for  consideration  at the Annual  Meeting.
However,  if any other matter is presented properly for consideration and action at the  Annual  Meeting,  or any  adjournment  or  postponement  thereof,  it is intended that the Proxies will be voted with respect  thereto in accordance with the best judgment and in the discretion of the proxy holders.

April 4, 2005

                                     By Order of the Board of Directors,

                                       /s/ Philip C. Maynard

                                     Philip C. Maynard
                                     Secretary

                                       34

                                                                      APPENDIX A

                         AMENDED AUDIT COMMITTEE CHARTER

                               FILENET CORPORATION

                      (Approved and Adopted July 21, 2003)
                            (Amended April 19, 2004)

Purpose

     The Audit Committee (the  "Committee")  assists the Board of the Company in fulfilling its oversight responsibilities regarding the Company's accounting and system  of  internal  controls,  the  quality  and  integrity  of the  Company's financial  reports,  the independence  and performance of the Company's  outside auditor,  and compliance by the Company with legal and regulatory  requirements.
In so doing,  the Committee  should  endeavor to maintain free and open means of communication between and among the members of the Committee, with other members of the Board, the outside auditor and the financial management of the Company.

     In the exercise of its  oversight  responsibilities,  it is not the duty of the  Committee  to plan or conduct  audits or to  determine  that the  Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles
and  applicable  rules  and  regulations.   Instead,   such  duties  remain  the
responsibility of management and the outside auditor.  Nothing contained in this charter is intended to alter or impair the operation of the  "business  judgment rule" as interpreted by the courts under the Delaware  General  Corporation Law.
Further,  nothing  contained  in this charter is intended to alter or impair the right of the members of the Committee under the Delaware General Corporation Law to rely, in discharging  their  responsibilities,  on the records of the Company and on other information presented to the Committee, the Board or the Company by its officers or employees or by outside experts such at the outside auditor.

Membership

     The Committee shall consist of three independent  members of the Board. The members and the Chair shall be  appointed by action of the Board and shall serve at the  discretion  of the  Board.  Each  Committee  member  shall  satisfy  the
"independence"  requirements,  and applicable  laws and  regulations  concerning independence such as those of the Securities and Exchange Commission (the "SEC")
and of The NASDAQ Stock Market  ("NASDAQ")  set forth below.  If a member of the
Committee  ceases to be independent for reasons outside the member's  reasonable control,  then the member may remain on the  Committee  until the earlier of the
Company's  next annual  stockholders  meeting or one year from the occurrence of the event that caused the member to cease to be independent.

     1. Committee  members  will have no  relationship  to the Company that may interfere  with the  exercise  of their  independence  from  management  and the company.

     2. Each Committee member must meet all  applicable  experience or financial knowledge  requirements  at the time of appointment or during the period of time after his or her  appointment to the Committee  permitted by applicable laws and regulations.

     3. At least one Committee  member must meet the standards for knowledge and experience  required to be designated  as the  financial  expert under the SEC's rules and the rules of the NASDAQ.

                                       35

     If at any time  there  is a  vacancy  on the  Committee  and the  remaining members meet all membership requirements,  then the Committee may consist of two members until the earlier of the Company's next annual  stockholders  meeting or one year from the occurrence of the vacancy.

Committee Organization and Procedures

     1. The Chair (or in his or her absence,  a member  designated by the Chair)
shall preside at all meetings of the Committee.

     2. The  Committee  shall have the  authority to establish its own rules and procedures  consistent  with the bylaws of the Company for notice and conduct of its meetings,  should the Committee, in its discretion,  deem it desirable to do
so.

     3. The  Committee  shall meet at least four times in each fiscal year,  and more frequently as the Committee in its discretion deems desirable.

     4. The Committee may, in its discretion, include in its meetings members of the Company's financial management,  representatives of the outside auditor, the senior internal audit manager and other financial personnel employed or retained by the Company.  The Committee  may meet with the outside  auditor or the senior internal  audit  manager in separate  executive  sessions to discuss any matters that the Committee believes should be addressed privately,  without management's presence. The Committee may likewise meet privately with management, as it deems appropriate.

     5. The  Committee  may,  in its  discretion,  utilize  the  services of the
Company's  regular  corporate legal counsel with respect to legal matters or, at its discretion,  retain independent counsel and other advisors, as it determines necessary to carry out its duties.  The Company  shall  provide for  appropriate funding,  as determined by the  Committee,  for payment of  compensation  to the independent  auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

Responsibilities

     Outside Auditor

     1. The outside  auditor shall be directly  responsible to the Committee and ultimately  accountable  to the Committee  and the Board in connection  with the audit of the Company's annual financial statements and related services. In this regard,  the  Committee  shall  have the  sole  authority  for the  appointment, compensation,  retention  and  oversight  of the work of any  registered  public accounting  firm engaged for the purpose of preparing or issuing an audit report or  performing  other audit,  review or attest  services  for the  Company.  The
Committee's  appointment  of  the  outside  auditor  shall  remain  subject,  if applicable,  to stockholder approval.  The outside auditor shall report directly to the Committee.

     2. The Committee shall  pre-approve  all auditing  services and permissible non-audit  services  and the fees and  terms of the  engagement  of the  outside auditor.  The  Committee  may  form  and  delegate  authority  to  subcommittees consisting of one or more members when  appropriate,  including the authority to grant  preapprovals of audit and permitted  non--audit  services,  provided that decisions of such  subcommittees to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

     3. The Committee shall receive from the outside auditor, at least annually, a written statement  delineating all  relationships  between the outside auditor and the Company,  consistent with  Independence  Standards Board Standard No. 1.
The Committee  shall actively engage in a dialogue with the outside auditor with respect to any  disclosed  relationships  or services  that,  in the view of the
Committee,  may impact the objectivity and  independence of the outside auditor.
If the Committee  determines  that further  inquiry is advisable,  the Committee shall take any appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

                                       36

     4. The  Committee  shall  confirm  with the  independent  auditor  that the independent  auditor is in  compliance  with the partner  rotation  requirements established by the SEC.

     5. The  Committee,  with the Board,  shall  evaluate  the  performance  and independence  of the  independent  auditor  and, if so  determined  in the Audit
Committee's sole authority, replace the independent auditor.

     Annual Audit

     6. The Committee  shall meet with the outside auditor and management of the
Company in connection  with each annual audit to discuss the scope of the audit, staffing and the procedures to be followed.

     7. The Committee shall meet with the outside  auditor and management  prior to the public release of the financial  results of operations for the year under audit and discuss with the outside  auditor any matters  within the scope of the pending audit that have not yet been completed.

     8. The Committee shall review1 and discuss the audited financial statements with the management of the Company.

     9. The  Committee  shall  discuss  with the  outside  auditor  the  matters required to be discussed by  Statement on Auditing  Standards  No. 61 as then in effect  including,  among  others,  (i)  the  methods  used to  account  for any significant unusual transactions  reflected in the audited financial statements;
(ii) the effect of  significant  accounting  policies  in any  controversial  or emerging  areas  for  which  there  is a lack  of  authoritative  guidance  or a consensus  to be  followed  by the outside  auditor;  (iii) the process  used by management in formulating  particularly  sensitive  accounting estimates and the basis  for the  auditor's  conclusions  regarding  the  reasonableness  of those estimates;  and (iv) any  disagreements  with management over the application of accounting  principles,  the basis for management's  accounting estimates or the disclosures in the financial statements.

    10. The Committee shall,  based on the review and discussions in paragraphs
6 and 7 above,  and based on the  disclosures  received from the outside auditor regarding its  independence  and  discussions  with the auditor  regarding  such independence  in paragraph 3 above,  recommend to the Board  whether the audited financial  statements  should be included in the Company's Annual Report on Form
10-K for the fiscal year subject to the audit.

     Quarterly Review

    11. The  Committee  shall  participate  in  a  discussion  with the  outside auditor and  management of the Company's  financial  results prior to the public release of quarterly earnings.  The Chair may represent the entire Committee for purposes of this discussion.

    12. The Committee shall discuss  with management and the outside auditor the results of the outside  auditor's  quarterly  review and  significant  financial reporting  issues and judgments made in connection  with the  preparation of the company's  financial  statements,  including  any  significant  changes  in  the selection  or  application  of  accounting  principles,  changes  in  management judgments or accounting estimates,  disagreements with management and any issues regarding the adequacy of the Company's  disclosure  controls and  procedures or controls over financial  reporting and other issues arising from the disclosures required  by the CEO and  CFO  certification  process  or any  material  written communications between the outside auditor and management Internal Controls.

_______________________________________
1    Auditing  literature,  particularly,  Statement of Accounting Standards No.
     71,  defines  the term  "review"  to include a  particular  set of required procedures to be undertaken by independent accountants.  The members of the
     Audit Committee are not independent  accountants,  and the term "review" as used in this Audit Committee  charter is not intended to have this meaning.
     Consistent  with footnote 47 of SEC Release No.  34-42266,  any use in this
     Audit  Committee  Charter of the term "review" should not be interpreted to suggest  that the  Committee  members can or should  follow the  procedures required of auditors performing reviews of interim financial statements.

                                       37

     Internal Controls

    13. The  Committee  shall  discuss with the  outside  auditor and the senior internal audit manager,  at least quarterly,  the adequacy and  effectiveness of the  disclosure  controls and  procedures  and internal  control over  financial reporting of the  Company,  any major  financial  risk  exposures  and the steps management  has taken to monitor  and  control  such  exposure  and any  changes thereto  that have or are  reasonably  likely to  materially  affect  them,  and consider  any  recommendations  for  improvement  of such  internal  control and reporting procedures.

    14. The   Committee  shall  discuss  with  the  outside  auditor   and  with
management any management  letter  provided by the outside auditor and any other significant  matters  brought to the  attention of the  Committee by the outside auditor as a result of its  quarterly  reviews or annual  audit.  The  Committee should allow management adequate time to consider any such matters raised by the outside auditor.

     Internal Audit

    15. The Committee  shall discuss at least annually with the outside auditor,
CFO and senior internal audit manager the, responsibilities,  budget, activities and  organizational  structure of the Company's  internal audit function and the qualifications of the primary personnel performing such function.

    16.  Management  shall furnish  to the Committee a copy of each audit report prepared by the senior internal audit manager of the Company.

    17. The Committee  shall, at its discretion,  meet in executive session with the senior internal audit manager to discuss any reports  prepared by him or her or any other  matters  brought to the  attention of the  Committee by the senior internal auditor manager.

    18. The senior internal audit manager  shall be granted unfettered access to the Committee.

     Compliance Oversight Responsibilities

    19. The Committee shall establish procedures  for the receipt, retention and treatment of complaints received by the Company regarding  accounting,  internal
accounting   controls  or  auditing  matters,   including   procedures  for  the
confidential,  anonymous  submission  by  employees  of the  Company of concerns regarding questionable accounting or auditing matters.

    20. The Committee  must review  and approve all  related-party  transactions and any waivers of the Code of Conduct for directors or officers of the Company.

    21. The Committee  shall obtain and discuss  reports  from  management,  the senior internal audit manager and the outside auditor  regarding the Company and its subsidiaries conformity with applicable legal requirements and the Company's
Code of  Conduct,  and  advise  the  Board  regarding  compliance  policies  and procedures and the Company's Code of Conduct and related policies.

    22. The Committee shall discuss with  management and the outside auditor any correspondence  or inquiries from government  agencies or regulators which raise significant  issues regarding the Company's  financial  statements or accounting and control  policies or  practices.

    23. The Committee  shall discuss  with the Company's  general  counsel legal matters that may have a significant  impact on the  financial  statements or the
Company's compliance policies.

     Other Responsibilities

    24. The  Committee  shall  review and reassess  the  Committee's  charter at least  annually  and  submit  any  recommended  changes  to the  Board  for  its consideration.

                                       38

    25. The  Committee  shall  provide the report for inclusion in the Company's
Annual Proxy Statement  required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

    26. The Committee,  through its Chair,  shall regularly  report to the Board regarding the Committee's actions and recommendations, if any.

                                       39

                                                                      APPENDIX B

                             AMENDMENT NO. 1 TO THE

                 AMENDED AND RESTATED 2002 INCENTIVE AWARD PLAN

                                       OF

                               FILENET CORPORATION

     This Amendment No. 1 to the Amended and Restated 2002 Incentive  Award Plan
of FileNet  Corporation  ("Amendment")  is adopted  by  FileNet  Corporation,  a
Delaware corporation (the "Company"), effective as of May 5, 2005.

RECITALS

     The Amended and Restated 2002 Incentive  Award Plan of FileNet  Corporation
(the "Plan") was approved by the stockholders of the Company on May 7, 2004.

     Section 11.2 of the Plan provides that the Plan may be amended by the Board of  Directors to increase the maximum  number of  securities  that may be issued under the Plan, subject to obtaining stockholder approval.

     Section  11.2  also  provides  that the Plan may  otherwise  be  wholly  or partially  amended  at any time  from time to time by the  Administrator  of the
Plan, which is the Compensation Committee of the Board of Directors.

     The Board of Directors and the  Administrator  of the Plan have  determined that the Plan be amended to (i)  increase  the number of shares of Common  Stock available  for issuance by an additional  1,400,000  shares,  from  4,800,000 to
6,200,000 shares; (ii) increase the number of such shares that may be awarded as
Restricted Stock, Restricted Stock Units, Deferred Stock, Performance Awards and
Stock Payments from 700,000 shares to 1,100,000  shares,  an increase of 400,000 shares;  (iii) provide that the exercise price per share for Options shall be no less  than  100% of the Fair  Market  Value of a share on the date an  Option is granted;  and (iv) provide certain minimum vesting periods for Restricted  Stock and Restricted Stock Units.

     Capitalized  terms used in this Amendment shall have the meanings  assigned to them in the Plan.

AMENDMENT

I.   Effective  as of May 5, 2005,  Subsection (a) of Section 2.1 of the Plan is
hereby amended in its entirety as follows:

     2.1. "Shares Subject to Plan.

          (a) The  shares  of stock  subject  to Awards  shall be Common  Stock, initially  shares of the Company's  Common Stock.  Subject to adjustment as provided in Section 11.3, the aggregate  number of such shares which may be issued  upon  exercise of such  Options or rights or upon any other  Awards
     under  the  Plan  shall  not  exceed  Six  Million  Two  Hundred   Thousand
     (6,200,000)  shares,  and the aggregate number of shares that may be issued as Restricted Stock,  Restricted Stock Units,  Deferred Stock,  Performance
     Awards and Stock Payments shall not exceed One Million One Hundred Thousand
     (1,100,000)  shares.  The shares of Common Stock  issuable upon exercise of such  Options or rights or upon any other  Awards may be either  previously authorized but unissued shares or treasury shares."

                                       40

II.  Effective as of May 5, 2005,  the first  paragraph of Subsection 5.1 of the
Plan is hereby amended in its entirety as follows:

     5.1 "Option Price.

     The  price  per share of the  shares  subject  to each  Option  granted  to
     Employees  and  Consultants  shall be set by the  Administrator;  provided, however,  that such  price  shall be no less  than 100% of the Fair  Market
     Value of a share of Common Stock on the date the Option is granted."

III. Effective as of  May 5, 2005, the following  sentence shall be added to the end of the first paragraph of Subsection 7.4 of the Plan:

     "Subject to the other provisions of this Section 7.4, the minimum period as of which all restrictions may lapse and the Award vests in full (e.g. after all installments have vested) shall be three years,  except for awards that are intended to be "performance-based" compensation under Section 162(m) of the Code or are otherwise  subject to satisfaction of performance  criteria or  individual  performance  (other than the passage of time),  the minimum period as of which all  restrictions  may lapse and the Award vests in full shall be one year."

                                       41

[FileNet Corporation logo]

Dear Stockholder:

Please fill out, sign and return your Proxy card promptly or use our Internet or
Telephone voting capabilities described below. Your vote is very important.

Thank you for your cooperation.

FileNet Corporation

--------------------------------------------------------------------------------
                                   DETACH HERE
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                                      PROXY

                               FILENET CORPORATION

                              3565 Harbor Boulevard
                              Costa Mesa, CA 92626

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The  undersigned  hereby  appoints  Sam  Auriemma  and Lee Roberts as Proxy holders,  or either of them  acting  alone,  each with the power to appoint  his substitute,  and hereby  authorizes  them to represent  and vote,  as designated below, all of the shares of Common Stock of FileNet Corporation (the "Company"),
held of record by the  undersigned  on March 14, 2005 at the 2005 Annual Meeting of  Stockholders  to be held at 9:00 a.m.,  Pacific time, on May 5, 2005, at the
Company headquarters,  3565 Harbor Boulevard,  Costa Mesa, California 92626, and
any adjournment thereof (the "Annual Meeting").

     ALL STOCKHOLDERS  ARE INVITED TO ATTEND THE ANNUAL MEETING.  WHETHER OR NOT
YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE,  DATE, SIGN AND RETURN
THE   ENCLOSED   PROXY  AS   PROMPTLY  AS  POSSIBLE  IN  ORDER  TO  ENSURE  YOUR
REPRESENTATION AT THE ANNUAL MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR
THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF
YOU ATTEND THE ANNUAL MEETING AND ARE THE NAMED STOCKHOLDER OF RECORD.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

_____________________________                           ________________________

        SEE REVERSE                                           SEE REVERSE
            SIDE                                                  SIDE
_____________________________                           ________________________

                                       1

FILENET CORPORATION
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ  08818-8694

                Your vote is important. Please vote immediately.
_________________________________               ________________________________

Vote-by-Internet                                 Vote-by-Telephone

Log on to the Internet and go to       OR        Call Toll-Free
http://www.eproxyvote.com/file                   1-877-PRX-VOTE (1-877-779-8683)
_________________________________               ________________________________

  If you vote over the Internet or by telephone, please do not mail your card.

--------------------------------------------------------------------------------
            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
--------------------------------------------------------------------------------

[X] Please mark votes as in this example.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  If no direction is given, this Proxy will be voted
FOR the election to the Board of ALL the nominees listed below and FOR proposals
2 and 3. In their discretion, the Proxy holders are authorized to vote upon such other  business as may properly  come before the meeting or any  adjournment  or postponement thereof.

1. Election of Directors.                                  2. To approve the Amendment to the Amended and Restated
   Nominees:  (01)L. George Klaus,  (02)Lee D. Roberts,       and Restated 2002 Incentive Award Plan.
  (03)John C. Savage,  (04)Roger S. Siboni,  and   (05)       FOR[_]  AGAINST[_]  ABSTAIN[_]
   Theodore J. Smith

   FOR ALL NOMINEES[_]    WITHHELD FROM ALL NOMINEES[_]

                                                           3. To ratify the appointment of Deloitte and Touche LLP
                                                              as  the  independent  accountants of the Company for
                                                              its year ending December 31, 2005.
                                                              FOR[_]  AGAINST[_]  ABSTAIN[_]

   [_]___________________________________________
          For all nominees except as noted above               To  transact  such  other business as  may properly
                                                               come before the meeting.

                                                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [_]

                                                               Please  date this  Proxy and  sign  it  exactly  as
                                                               your name or names  appear. When shares are held by
                                                               joint tenants, both should sign. When signing as an
                                                               attorney,   executor,   administrator,   trustee or
                                                               guardian, please give full title as such. If shares
                                                               are held  by  a  corporation,  please  sign in full
                                                               corporate name by the president or other authorized
                                                               officer.   If  shares  are  held  by a partnership,
                                                               please  sign  in   full  partnership   name  by  an
                                                               authorized person.

Signature:_____________________________ Date:____________      Signature:_______________________ Date:____________

                                       2